UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2018

Date of reporting period:  March 31, 2018

Item 1. Reports to Stockholders.

Great Lakes Bond Fund
Institutional Class Shares – GLBNX

Great Lakes Disciplined Equity Fund
Institutional Class Shares – GLDNX

Great Lakes Disciplined International Smaller Company Fund
Institutional Class Shares – GLISX

Great Lakes Large Cap Value Fund
Institutional Class Shares – GLLIX

Great Lakes Small Cap Opportunity Fund
Investor Class Shares – GLSCX
Institutional Class Shares – GLSIX

Annual Report

March 31, 2018

1-855-278-2020
www.glafunds.com

Distributed by Quasar Distributors, LLC
Member FINRA

Great Lakes Bond Fund

May 18, 2018

Dear Shareholders:

I. INVESTMENT RESULTS

Market Review

Over the past year, the Federal Open Market Committee (Fed) moved short rates higher in June and December of 2017, and one again in March of 2018.  The effect on the bond market was not what one would generally expect, that being a selloff in bonds, with rates moving higher.  Instead, the first two moves were followed by a rally in Treasuries, due to the guidance the Fed was giving.  That guidance was that the economy is on track, but a gradual, cautious approach to increasing interest rates was the correct path to continued job growth and inflation.  The Fed confirmed that it will begin reducing its $4.5 trillion balance sheet in October.  This remains a concern for the bond market, as the supply/demand dynamic will likely lead to higher corporate and mortgage spreads.

The reaction of the bond market was a flattening of the yield curve with the long end moving very little, while shorter maturity bonds, particularly the 1 and 2 year Treasury notes, moved up in yield about 100 basis points over the year.  The yield curve is very flat from 5 to 30 years, and very steep from 5 years in.

The last quarter of the year, beginning in January 2018, saw the 10 year treasury rise in yield from 2.40% to a high of 2.94% in late February, before settling back to 2.74% to end the first quarter of 2018.  The next effect on corporate bonds, which make up the bulk of the Bond Fund’s asset allocation, was muted, as corporate spreads are still near the tightest to treasury bonds in many years.  Mortgages fared a bit worse, perhaps owing most of their underperformance to the aforementioned view that the Fed will reduce its buying of mortgages as part of the quantitative easing program.  The combination of rate hikes and balance sheet reduction was the impetus for us to increase our allocation to floating rate and short duration bonds over the past year.  We feel that the imminent increase in rates makes floating rate bonds attractive.  We have steadily reduced all-in duration versus the benchmark, and will continue to do so until we feel that an opportunity to lock in higher rates will not be offset by rising rates.

In the twelve months ended March 31st of 2018, your Great Lakes Bond Fund returned the following:

Total Returns

Share Class	12 Months ended 3/31/18
Institutional Class	1.44%
Bloomberg Barclays Aggregate U.S. Bond Index	1.20%

II. ATTRIBUTION

The Institutional Class shares of the Bond Fund produced a total return of 1.44%, favorable to the benchmark return of 1.20% for the Bloomberg Barclays Aggregate U.S. Bond Index.  We attribute this outperformance to several factors.  We have maintained a duration that is lower than the benchmark for most of the period.  Although at times our underweight to long duration assets has benefitted those assets in a flattening curve environment, we firmly believe we are making the correct call in being shorter than the benchmark duration.  We have also reduced our position in mortgage backed bonds, and have used those proceeds to purchase short maturity lower investment grade, and high yield bonds to maintain the income stream while bolstering share price stability.  We believe, as was earlier stated, that insulating share price from a volatile and upward moving rate environment is best for the Fund over the foreseeable future.  Also, our municipal bond exposure helped the Fund beat the benchmark.  As tax

Great Lakes Bond Fund

law changes were perceived to affect the muni market, our exposure to this asset class added both income and price appreciation.  To sum it up, the mix of short duration, floating rate, muni and high yield bonds were the drivers of the outperformance over the year.

III. OUTLOOK

Looking ahead to the next year, we believe rates will continue to increase as the economy expands at a gradual rate.  We are expecting three rate hikes in the year, which will work to change the flattened yield curve to a more normal, upward sloping curve, with higher rates across the curve.  To navigate this environment, we believe our current allocation is well suited to weather this storm.  Our recent addition of high yield, short duration bonds will increase, as will floating rate securities that are indexed to LIBOR, SIFMA and other indices that should allow us to increase yield in the Fund, while maintaining a tight collar on duration.

Patrick Morrissey
Senior Portfolio Manager, Head of Fixed Income

Past performance is not a guarantee of future results.

Definitions:

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

An investment grade is a rating that indicates that a municipal or corporate bond has a relatively low risk of default. Bond rating firms, such as Standard & Poor’s and Moody’s, use different designations consisting of upper- and lower-case letters ‘A’ and ‘B’ to identify a bond’s credit quality rating. ‘AAA’ and ‘AA’ (high credit quality) and ‘A’ and ‘BBB-’ (medium credit quality) are considered investment grade. Credit ratings for bonds below BBB- and Baa3 designations (‘BB’, ‘B’, ‘CCC’, etc.) are considered low credit quality, and are commonly referred to as “junk bonds.”

Duration is a measure of the sensitivity of the price — the value of principal — of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

The opinions expressed are those of the Fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments included in this report.

The Bloomberg Barclays U.S. Aggregate Bond Index is an intermediate term index and a market capitalization-weighted index, where securities in the index are weighted according to the market size of each bond type.

One cannot invest directly in an index.

Yield is the amount of return an investor realizes on a bond, and current yield equals the annual earnings of the bond divided by its current market price.  As bond prices increase, bond yields fall.

Yield Curve is a chart consisting of the yields of bonds of the same quality but different maturities.  This measurement can be used as a gauge to evaluate the future of the interest rates.  An upward trend with short-term rates lower than long-term rates is called a positive yield curve, while a down trend is a negative or inverted yield curve.

LIBOR is a benchmark rate that some of the world’s leading banks charge each other for short-term loans. It stands for (Intercontinental Exchange) London Interbank Offered Rate and serves as the first step to calculating interest rates on various

Great Lakes Bond Fund

loans throughout the world.  Libor rates are calculated for five currencies and seven borrowing periods ranging from overnight to one year and are published each business day by Thomson Reuters. Many financial institutions, mortgage lenders and credit card agencies set their own rates relative to it.

SIFMA, the Securities Industry and Financial Markets Association (SIFMA), is a United States industry trade group representing securities firms, banks, and asset management companies. SIFMA was formed on November 1, 2006, from the merger of the Bond Market Association and the Securities Industry Association and has offices in New York City and Washington, D.C.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. The Fund may invest in ETFs. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear it’s pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities. The Bond Fund will invest in debt securities, which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Great Lakes Bond Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2018

	1-Year	3-Year	5-Year	Since Inception(1)
Institutional Class	1.44%	1.52%	1.80%	1.88%
Bloomberg Barclays U.S. Aggregate Bond Index(2)	1.20%	1.20%	1.82%	1.67%

(1)	Inception date of the Fund was September 28, 2012.
(2)
The Bloomberg Barclays U.S. Aggregate Bond Index is an intermediate term index and a market capitalization-weighted index, where securities in the index are weighted according to the market size of each bond type.  This index can not be invested in directly.

Great Lakes Bond Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2018(1)
(% of Net Assets)

Top 10 Holdings (Unaudited)
March 31, 2018(1)
(% of net assets)

Pittsburgh & Allegheny County, Pennsylvania Sports
& Exhibition Authority, 1.980%, 11/01/2039	4.9%
Juniper Networks, Inc., 4.500%, 03/15/2024	2.9%
Butler County, Pennsylvania General
Authority Revenue, 1.640%, 08/01/2027	2.6%
Morgan Stanley, 3.011%, 05/08/2024	2.4%
Kinder Morgan, Inc., 5.300%, 12/01/2034	1.9%
US Airways Group, Inc., 6.125%, 06/01/2018	1.9%
Chesterfield County, Virginia Industrial
Development Authority, 1.930%, 08/01/2024	1.9%
Discovery Communications, 4.900%, 03/11/2026	1.8%
Antero Resources Corp., 5.375%, 11/01/2021	1.8%
Federal Home Loan Mortgage Association, 4.000%, 08/15/2037	1.7%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Disciplined Equity Fund

May 18, 2018

Dear Shareholders:

I. INVESTMENT RESULTS

Market Review

During the one year period ending March 31, 2018, US equities continued to appreciate on the back of tax cuts passed in the fourth quarter of 2017.  As we began 2018, strong economic indicators, including record consumer and business confidence numbers boosted the equity markets.  By late January, however, volatility had resurfaced and the S&P 500 Index suffered its first correction since early 2016.  Tariff and trade war jawboning have led to continued volatility and pressure on the market as we closed the first quarter with modest losses on most headline US equity indexes.

In the twelve months ended March 31st of 2018, your Great Lakes Disciplined Equity Fund returned the following:

Total Returns

Share Class	12 Months ended 3/31/18
Institutional Class	12.76%
S&P 500 Index	13.99%

Size/Style

Growth stocks outperformed value stocks by a substantial margin during the one year period with the S&P 500 Growth index climbing 19.69% while the S&P 500 Value Index added 7.69%.  However, value gained momentum throughout the first quarter of 2018, and outpaced growth stocks during March.

•	Mega-caps performed in line with large-caps as measured by the Russell Top 200 and S&P 500

•	Growth dominated value in both the mega-cap and large-cap segments as measured by the Russell Top 200 Growth and Value Indexes and the S&P 500 Growth and Value Indexes

S&P 500 Sectors

Counter-cyclicals lagged their large-cap S&P 500 peers in the one year period, as the economic outlook has been strong as measured by growing business and consumer confidence:

•	Technology has demonstrated consistent leadership throughout the year and again paced the S&P 500 rising 27.68%.

•	Consumer Discretionary stocks continued their solid gains adding 16.91%

•
Energy and Telecom stocks also continued their 2017 performance; however, their performance has been relatively poor over the one year period with Energy stocks losing 0.16% while Telecom stocks lost 4.86%.

II. ATTRIBUTION

The Institutional Class shares of the Disciplined Equity Fund added 12.76% during the one year period, trailing the benchmark S&P 500 Index’s 13.99% return.  The summary comments below breaks down the contributions from sector positioning and stock selection:

Great Lakes Disciplined Equity Fund

In total, sector positioning added 0.81% to active return:

•	Underweighting the Energy sector and Telecom Services added 41bps and 44bps respectively, as the sector(s) underperformed the benchmark by 14% and 19% during the one year period.

•	Overweighting the Consumer Staples sector detracted 42bps, as the sector underperformed the S&P 500 Index by about 13%.

Stock selection within the respective sectors detracted 0.70% from active return:

•	Stock selection within the Consumer Discretionary and Financial sectors was poor.

	o	Leucadia National (LUK, -0.71%) posted a positive earnings surprise in the first quarter, but declined slightly more than the balance of the financial services group for the period

	o	We were underweight (AMZN, -0.86%) for the period, but the stock continued its price advance

•	Stock selection was best within the Industrials and Energy sectors.

	o	Boeing (BA, 0.70%) continued its ascent after yet another earnings surprise

	o	General Electric (GE, -1.25%) continued its decline as this was not held in the Fund for the period

	o	Marathon Petroleum (MPC, 0.33%) moved in the second half of the period posting strong earnings results over the prior two quarters

III. OUTLOOK

Recent market volatility brought us our first correction in a couple of years, and has curbed some of the excess valuation (and optimism) from US equity markets.  The economy remains quite solid; confidence is very high, small businesses are bullish due in large part to the regulation tide moving out, and excess inflation is largely absent.  The Fed is of course now practicing QT (Quantitative Tightening), as well as now having bumped the Federal Funds Rate 6 times.  We’re in late innings, but the economy itself is not flashing any red lights.

The Great Lakes Disciplined Equity Fund currently favors slightly more volatile companies with solid share price momentum and low dividend yield.  We prefer large-cap growth over mega-cap value stocks.  Technology (Software, Internet) and Services (Information Services) sectors are in favor, while Financials (Equity REITs) and Energy (Energy Reserves) sectors are out of favor.

John Bright, CFA
Portfolio Manager, Disciplined Equity

Great Lakes Disciplined Equity Fund

Definitions:

The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general.

The S&P 500 Growth index tracks the investment results of the S&P 500 index composed of large-capitalization U.S. equities that exhibit growth characteristics.

The S&P 500 Value Index measures the performance of the large-capitalization value sector in the US equity market. It is a subset of the S&P 500 Index and consists of those stocks in the S&P 500 Index exhibiting the strongest value characteristics.

The Russell Top 200 Growth Index measures the performance of the 200 largest companies in the Russell 1000 Index.  (The Russell 1000 Index is a stock market index that represents the highest-ranking 1,000 stocks in the Russell 3000 Index, which represents about 90% of the total market capitalization of that index.)

The Russell Top 200 Value Index tracks the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics.

The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market.

It is not possible to invest directly in an index.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Dividend yield indicates how much a company pays out in dividends each year relative to its share price. Dividend yield is represented as a percentage and can be calculated by dividing the dollar value of dividends paid in a given year per share of stock held by the dollar value of one share of stock.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedules of investments for complete holdings information.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Mutual fund investing involves risk. Principal loss is possible. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Great Lakes Disciplined Equity Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2018

	1-Year	3-Year	5-Year	Since Inception(1)
Institutional Class	12.76%	8.94%	12.42%	14.01%
S&P 500 Index(2)	13.99%	10.78%	13.31%	14.75%

(1)	Inception date of the Fund was June 1, 2009.
(2)	The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. This index can not be invested in directly.

Great Lakes Disciplined Equity Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2018(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2018(1)
(% of net assets)

Microsoft Corp.	5.6%
Intel Corp.	3.5%
Boeing Co.	3.3%
UnitedHealth Group, Inc.	3.2%
Home Depot, Inc.	3.1%
Lockheed Martin Corp.	3.0%
3M Co.	2.7%
BlackRock, Inc.	2.6%
Alphabet, Inc. – Class C	2.6%
HP Inc.	2.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Disciplined International Smaller Company Fund

May 18, 2018

Dear Shareholders:

I. INVESTMENT RESULTS

Market Review

International equity markets have continued their 2017 rally forward through March 31, 2018.  International markets outperformed their US counterpart across the market capitalization spectrum during the period.  Emerging markets again handily outperformed Developed markets for the past twelve months. The Asia Pacific region paced international returns, with China posting the highest country performance for the period.

From a sector perspective, Technology stocks outpaced all others by a hefty margin.  The Consumer Discretionary and Materials sectors also fared well.  By contrast, Energy and Utilities posted single digit positive returns, and Telecommunication being the only sector to have marginally negative performance over the past twelve months.

For the twelve months ending March 31, 2018, your Great Lakes Disciplined International Smaller Company Fund (GLISX) returned the following:

Total Returns

Share Class	12 Months ended 3/31/18
Institutional Class	10.99%
MSCI ACWI Ex-USA SMid Net	19.23%

II.  ATTRIBUTION

With international equities climbing sharply higher the past twelve months, the portfolio’s average beta of just over 1 and a residual cash position of about 3.75% combined to have an overall negative impact on the Fund’s return.

As we examine the characteristics of the stocks owned by the Fund, we note the portfolio’s bias toward stocks with a lower price to earnings ratio and those companies using less debt.  This positioning boosted the Fund’s performance during the past twelve months.  By contrast, the Fund’s bias toward less liquid stocks had a small negative impact on performance.

In terms of sector and industry positioning, the surge in Technology stocks helped performance as we were overweight in the Fund; underweighting Utilities also added to the Fund’s performance.  However, small overweights to the Energy Equipment & Services and Media industries each detracted from the Fund’s active return.

In total, our positioning among countries added to the active return.  Specifically, overweights to Argentina and Korea as well as an underweight to the United Kingdom all served to have a positive impact.  In contrast, our overweights to Poland and Belgium had a negative impact on the Fund’s active performance.

In a reversal from the prior twelve month period, one of the Fund’s main performance tailwinds was implicit currency exposure.  We were able to benefit from underweighting the Australian Dollar and the Hong Kong Dollar.  Overweighting the Euro also added to currency benefit in the period.  Principal culprits detracting from currency exposure were the Brazilian Real, and underweighting the British Pound.

Stocks – Stock selection was strong during the prior 12 month period, however this reversed during this 12 month period.

Great Lakes Disciplined International Smaller Company Fund

Our biggest positive contributors were Japanese companies: electric component and industrial robot maker Yaskawa Electric, and mergers and acquisitions advisory service company Nihon M&A Center.  Also adding to performance were Chinese social media company Momo, and emerging markets telecom provider Millicom International Cellular.

Detractors from active return included South American food products companies Adecoagro SA and Cia Brasiliera.  South Korean construction and engineering concern Hyundai Engineering & Construction also failed to perform to our expectation.  Finally, Swiss health care injection products maker Ypsomed Holdings also hurt active performance after losing an exclusive rights distribution contract in their diabetes care segment.

III.  OUTLOOK

Our International Smaller Company model currently favors stocks with a larger market cap in both growth and value and is tilted away from smaller cap growth companies.  Also in favor are companies with strong price momentum, and companies that use less leverage in this rising interest rate environment.

From a sector perspective, the model favors Financials and Technology stocks.  Sectors which are currently out of favor include Utilities and Consumer Discretionary companies. Industries in favor include Banks, Real Estate, and Capital goods companies.

From a Country perspective the model favors Japan and several European countries.  Countries which are out of favor include Far East nations China, Korea, and India.

John Bright, CFA®

Past performance is not a guarantee of future results.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. This is greater is emerging markets.  The Fund may invest in ETFs. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear it’s pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities. The small-cap companies in which the Fund invests may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies. Small-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.

The opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedules of investments for complete holdings information.

Diversification does not assure a profit nor protect against loss in a declining market.

Great Lakes Disciplined International Smaller Company Fund

Definitions:

Beta measures the sensitivity of rates of return on a fund to general market movements.

The MSCI ACWI ex-USA SMID Cap Index (MSCI) captures mid and small cap representation across 22 of 23 Developed Market (DM) countries. The index is unmanaged and cannot be invested in directly. P/E data excludes non-earning stocks. Price/Earnings Ratio: the Price to Earnings Ratio (P/E) is a measure of value for a company. It is equal to the price of a share of common stock divided by the earnings per share for a twelve-month period. Average Market Capitalization: the product of a security’s price & the number of shares outstanding.

Great Lakes Disciplined International Smaller Company Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2018

	1-Year	Since Inception(1)
Institutional Class	10.99%	10.35%
MSCI All Cap World ex-USA SMID Index(2)	19.23%	14.64%

(1)	Inception date of the Fund was December 21, 2015.
(2)
MSCI All Cap World ex-USA SMID Index The MSCI ACWI ex-USA SMID Cap Index captures mid and small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Markets countries.  This index can not be invested in directly.

Great Lakes Disciplined International Smaller Company Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2018(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2018(1)
(% of net assets)

Stars Group, Inc.	2.0%
Braskem SA	2.0%
CFE	1.8%
Nihon M&A Center, Inc.	1.8%
Larsen & Toubro Infotech, Ltd.	1.8%
Hanwha Corp.	1.6%
YASKAWA Electric Corp.	1.6%
Investment AB Latour – Class B	1.6%
Genworth MI Canada, Inc.	1.6%
Clicks Group, Ltd.	1.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Large Cap Value Fund

May 18, 2018

Dear Shareholders:

I. INVESTMENT RESULTS

Favorable conditions for equities continued well into fiscal 2018.  Economic recovery, which has become broad-based and global, moved through its ninth year.  Corporate profits are advancing and inflation is low even as the U.S. reached full employment.  Monetary policy has been normalizing slowly, interest rates are rising gradually, and equity market volatility was subdued through calendar 2017.  Late in the fiscal year, concerns arose, so the smooth upward progress of the equity market ended.  Questions about the duration of the economic and equity market expansions, the future direction of inflation and monetary policy, and the possibility of trade restrictions led to a return of volatility and a market decline in the March 2018 quarter.  Through the fiscal year, equity market gain (S&P 500 total return was 14.8%) again surpassed the long-term average, but, in contrast to fiscal 2017, value style index return was about half of that of the S&P 500.

Total Returns

Share Class	12 Months ended 3/31/18
Institutional Class	7.36%
Russell 1000 Value Index	6.95%

II. ATTRIBUTION

Strategy results led value benchmarks through the fiscal year, even with an unfavorable comparison in the final quarter as equity market volatility returned.  Progress was mixed among broad groups.  Areas more sensitive to economic movements (including industrial manufacturers, energy financials) and less sensitive (health care) both limited and led the portfolio.  Overall, thirteen holdings in six broad areas held for the entire fiscal year declined in price.  Noteworthy were General Electric (-56% in price:  power generation equipment), Harley Davidson (-29% in price:  motorcycle demand is not growing) and, as groups oil services and health services (drug distributors and drug retailers-this large area is reshaping and consolidating itself).  Thirteen holdings in six broad areas, also held for the entire fiscal year, rose over 15% to lead the strategy.  Important were health insurers as a group, and individual positions among universal banks, integrated energy producers, defense contractors and retailers (Target: +25% in price as sales trends recover).

III. OUTLOOK

Volatility could well persist as investors grapple with questions which arose late in fiscal 2018.  Corporate profit expansion, with its source in U.S. and global economic growth, is likely to continue and support equities.  Forces underlying the rise in interest rates-economic progress and Federal Reserve Board normalization of monetary policy-remain.  Valuation of equities is still less attractive than earlier in this expansion phase as stock prices have risen more than corporate profits.  We intend to continue our value approach, which is based on higher rising corporate returns, or earning power, attractive valuation and sufficient diversification.

Edward J. Calkins, CFA
Senior Portfolio Manager
Fund Shareholder

Great Lakes Large Cap Value Fund

Definitions:

The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

One cannot invest directly in an index.

Past performance does not guarantee future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments included in this report.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a funds ability to sell its shares. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets.

Great Lakes Large Cap Value Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2018

	1-Year	3-Year	5-Year	Since Inception(1)
Institutional Class	7.36%	8.87%	10.92%	12.57%
Russell 1000 Value Index(2)	6.95%	7.88%	10.78%	12.40%

(1)	Inception date of the Fund was September 28, 2012.
(2)
The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.  This index can not be invested in directly.

Great Lakes Large Cap Value Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2018(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2018(1)
(% of net assets)

Royal Dutch Shell – ADR	3.9%
Philip Morris International, Inc.	3.9%
Chubb Ltd.	3.8%
American Express Co.	3.6%
General Electric Co.	3.6%
Schlumberger Ltd.	3.5%
Apple, Inc.	3.5%
Norfolk Southern Corp.	3.4%
Merck & Co., Inc.	3.4%
Oracle Corp.	3.4%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Small Cap Opportunity Fund

May 22, 2018

Dear Shareholders:

I. INVESTMENT RESULTS

The Great Lakes Small Cap Opportunity Fund Institutional Class (GLSIX) rose 8.21% for the fiscal year ended March 31, 2018.  This compares to the 11.79% gain in the Russell 2000 Index return.

Total Returns

Share Class	12 Months ended 3/31/18
Investor Class	7.98%
Institutional Class	8.21%
Russell 2000 Index	11.79%

Fiscal 2017 was another strong year for small cap stocks, as the Russell 2000 index advanced 11.8% on the heels of a 26.2% return in fiscal 2016.  Growth stocks led the way (Russell 2000 Growth index was up 18.6%) while value stocks significantly lagged (Russell 2000 Value index was up 5.1%).  Performance was driven by the healthcare and technology sectors.  Together these two sectors accounted for 30% of the index weighting and contributed over half year’s return for the year.

Peeling back the onion on the healthcare and technology sectors, there were certain industries within these sectors (Biotechnology, Pharmaceutical, and Software) that enjoyed strong performance despite earning little, if any, profits.  For example, the small cap Biotechnology sector rocketed higher by almost 50% in 2017; 23 of the 181 stocks in this space gained more than 100%.  These 23 companies have a combined market value exceeding $60 billion, despite having only $1.6 billion in aggregate revenue (37.5x revenues) and having lost $2.6 billion in the prior year.  These valuation metrics make absolutely no sense to us.

The portfolio’s lack of exposure to these industries created stiff headwinds for us.  While the outperformance of these unprofitable companies has been frustrating, we will not change our stripes to chase short-term price performance.   The GLSIX strategy focuses on finding and owning profitable, well-managed businesses that generate strong free cash flows.  We believe our disciplined application of this process should translate into good relative performance results over the market cycles.

II. ATTRIBUTION

In addition to the industry headwinds discussed above, we underperformed in Industrials and Financials.

The Industrial sector was our worst performing sector on a relative basis, lagging the Russell 2000’s Industrial sector index by 345 basis points.   Half of this was due to an investment mistake in Babcock and Wilcox (BW).  BW shocked investors in August with news that, despite assurances earlier in the year, they were still struggling with cost overruns at six new build renewable projects in Europe. The $100+ million charge taken in Q2 required BW to obtain short-term financing on rather onerous terms, which pushed the stock to new lows.  We were extremely disappointed with management’s inability to manage this situation, as they had assured us that the issues were “contained” months earlier.  Therefore, we sold out of the position.  This mistake cost us about 170 basis points of relative performance for the period.  The other half of the underperformance stemmed from our holdings in Actuant (-12%), Wesco (-11%), and Flowserve (-9%).  Fundamentals for these companies were a bit weaker than had expected.  We believe the issues are cyclical rather than secular ones.

Great Lakes Small Cap Opportunity Fund

In Financials, our overweight position in small cap insurance companies was the root cause of our relative underperformance.  Massive losses from the damage caused by hurricanes Harvey, Irma, and Maria negatively impacted our two insurance holdings (Aspen Insurance (AHL) and Validus Holdings (VR)), both of which participate in the catastrophe reinsurance market. After adjusting for these losses, the risk adjusted returns were less favorable than we had forecasted, so we reduced our exposure, exiting one stock and trimming the other.  This exposure cost us about 170 basis points of relative performance for the period.

On the positive side of the ledger, we are pleased with our stock selection in the Consumer Discretionary as 14 out of 18 names that we owned throughout the year appreciated in value.  Our weighting of 18.0% in the Consumer Discretionary sector exceeded the Russell 2000’s Consumer Discretionary sector index weighting of 11.0%, and in aggregate our stocks were up +17.7% versus the sector return of 11.0%.  This appreciation added 160 basis points relative performance.  We did particularly well in the specialty retailing space where Zumiez and Urban Outfitters stocks were up 30% and 55%, respectively.   The two owner-operators (Richard Brooks, CEO of Zumiez and Richard Hayne, Chairman and CEO, both own about 14% of company) are executing on winning strategies.  Additionally, LaQuinta Holdings and Adtalem Global Education were both up 35%, and our only meaningful disappointment was Tupperware (-20%) as the company’s fundamentals continued to weaken.   As a result, we trimmed our position during the year.

Our largest three contributors to our performance for the year were Intrepid Potash (+112%), Jones Lang LaSalle (+57%), and SS&C Technologies (+45%).  Combined, these three stocks contributed nearly 500 basis point of absolute performance.  We are very pleased the execution by each of these management teams as they are finding ways to compound per share value.  Intrepid has monetized its water rights which could be worth north of $200MM. Jones Lang LaSalle’s continues to grow its fee-based management service revenues, and SS&C made a very strategic and value accretive acquisition of DST.

Lastly, the Energy sector was the worst performing sector in 2017, declining 18.0% as investors continue to grapple over U.S. shale supply.  Our lack of exposure in Energy avoided the sector’s decline, adding 65 basis points of relative outperformance.  With the sector taking a hit, we took the opportunity to invest in a high-quality business, Dril-Quip (DRQ).  DRQ is a manufacturer of offshore drilling equipment.  The company has a pristine balance sheet and a management team that has done an excellent job through the current downturn.  When global offshore drilling resume, DRQ is in excellent position to benefit.

III. OUTLOOK

Equity markets could not maintain January’s wild pace in which the broader equity market gained almost 6% (though small cap stocks advanced by “only” 2.6%) and finished the quarter about where they started.  The investment climate, however, changed rather substantially. Interest rates climbed higher in the first half of February, driven by growing inflation fears, which fueled concerns that the Federal Reserve may have to raise short-term interest rates faster than otherwise anticipated.

Great Lakes Small Cap Opportunity Fund

Investors have reason to be concerned with inflation.  The Trump Administration’s tax “reform” comes at a time when the Federal Reserve is attempting to reverse almost ten years of accommodative monetary policy.  The unemployment rate stands at 4.1%, its lowest level in more than 17 years. In fact, prior to February 2001, the unemployment rate had not been at today’s levels since the late 1960s.

And while wage growth remains tepid when compared to pre-crisis (2008-2009) levels, it is about 1% higher in the last two years than it had been in the prior five. With a growing number of employers complaining of difficulties filling jobs with qualified candidates, it is possible we may see a spike in labor costs if economic growth continues at its current pace.

These fears led to a substantial sell-off in U.S. equities in early February, with most indices selling off 10% or more between February 2nd and February 9th.  More indicative of the change in sentiment, market volatility (as measured by VIX, the CBOE Volatility Index, known by its ticker symbol VIX, is a popular measure of the stock market’s expectation of volatility implied by S&P 500 index and is a measure of short-term expected market volatility) spiked on February 5th to as high as 48, having spent much of the last eight years well below its historical average of 20, and trading below 9 just one month earlier. The VIX has traded in the 17-25 range since, suggesting that the days of steadily rising markets with little volatility might be behind us.

Investors have a lot to ponder in the current environment.  The economy is growing at a reasonable rate, the job market is healthy, and wage growth may be picking up.  We believe corporate profit growth will be solid in 2018, in part due to the impact of the Trump tax cut.  Interest rates appear poised to go a bit higher, though the flatness of the yield curve suggests concerns of slowing economic growth.

The Trump Administration’s recent imposition of selected tariffs are ill-advised and ill-informed, in our opinion, and could impede profit and economic growth in the U.S. Despite the President’s claims, we do not “lose” $800 billion annually in trade with China – we receive goods and services in return for those payments (which actually total $375 billion, not $800 billion). Presumably, we would source those goods and services elsewhere, including domestically, and presumably at higher prices. Those higher prices could lead to inflation, or dampen consumer spending, which accounts for about 70% of U.S. economic activity.  Despite Federal Reserve Chairman Jerome Powell’s assertion in a March press conference that “there’s no thought that changes in trade policy should have any effect on the current [economic] outlook”, we see no winners in trade wars with other countries--only disruption and distrust that are impediments to global economic growth.

Great Lakes Small Cap Opportunity Fund

In his Letter from Birmingham Jail written 55 years ago in April, Martin Luther King said, “Injustice anywhere is a threat to justice everywhere. We are caught in an inescapable network of mutuality, tied in a single garment of destiny. Whatever affects one directly, affects all indirectly.”  Through innovation, technological advancement, increased cooperation, and improved communication, much of the global economy has increasingly become a “network of mutuality”, resulting in a higher standard of living for many of its inhabitants.  The United States is at the hub of that network, and hopefully we will fulfill the obligations that come with that position in a responsible and prudent fashion. Prolonged reckless conduct in areas such as immigration, budget deficits, and foreign trade puts the health of the U.S. and global economies at risk, and endanger the nine-year equity bull market enjoyed by global investors.

We thank you for entrusting your capital with us, and for your support and patience.

Gary Lenhoff, CFA®	Ben Kim, CFA®, CPA
Co-Portfolio Manager	Co-Portfolio Manager
Fund Shareholder

Past performance does not guarantee future results.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.

The Russell 2000 Growth index consists of 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index that exhibit a growth probability.

The Russell 2000 Value index consists of 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index that also exhibit a value probability.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

Yield Curve is a chart consisting of the yields of bonds of the same quality but different maturities.  This measurement can be used as a gauge to evaluate the future of the interest rates.  An upward trend with short-term rates lower than long-term rates is called a positive yield curve, while a down trend is a negative or inverted yield curve.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the schedules of investments for complete holdings information.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Mutual fund investing involves risk. Principal loss is possible. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Great Lakes Small Cap Opportunity Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2018

	1-Year	3-Year	5-Year	Since Inception(1)
Investor Class	7.98%	7.01%	9.63%	15.38%
Institutional Class	8.21%	7.27%	9.90%	15.68%
Russell 2000 Index(2)	11.79%	8.39%	11.47%	15.33%

(1)	Inception date of each class was December 5, 2008.
(2)
The Russell 2000 Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000 Index, which contains the 3,000 largest companies in the U.S. based on market capitalization.  This index can not be invested in directly.

Great Lakes Small Cap Opportunity Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2018(1)(2)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2018(1)
(% of net assets)

Gildan Activewear, Inc.	4.9%
SS&C Technologies Holdings, Inc.	4.5%
NetScout Systems, Inc.	4.3%
Axis Capital Holdings Ltd.	4.0%
Investors Bancorp, Inc.	4.0%
MEDNAX, Inc.	3.1%
Aspen Insurance Holdings Ltd.	3.0%
Crane Co.	2.9%
Actuant Corp. – Class A	2.9%
Armstrong World Industries, Inc.	2.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Excludes securities lending collateral.

Great Lakes Funds

Expense Examples (Unaudited)
March 31, 2018

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees (Investor Class only), and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2017 – March 31, 2018).

ACTUAL EXPENSES
For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Great Lakes Bond Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (10/1/2017)	Value (3/31/2018)	(10/1/2017 to 3/31/2018)
Institutional Class Actual(2)	$1,000.00	$ 990.20	$3.23
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.65%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2018 of (0.98)%.

Great Lakes Disciplined Equity Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(3)
	Value (10/1/2017)	Value (3/31/2018)	(10/1/2017 to 3/31/2018)
Institutional Class Actual(4)	$1,000.00	$1,061.30	$4.37
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.85%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended March 31, 2018 of 6.13%.

Great Lakes Funds

Expense Examples (Unaudited) – Continued
March 31, 2018

Great Lakes Disciplined International Smaller Company Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (10/1/2017)	Value (3/31/2018)	(10/1/2017 to 3/31/2018)
Institutional Class Actual(2)	$1,000.00	$1,022.40	$7.31
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.29

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.45%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2018 of 2.24%.

Great Lakes Large Cap Value Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(3)
	Value (10/1/2017)	Value (3/31/2018)	(10/1/2017 to 3/31/2018)
Institutional Class Actual(4)	$1,000.00	$ 996.90	$4.23
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.85%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended March 31, 2018 of (0.31)%.

Great Lakes Small Cap Opportunity Fund
			Expenses Paid
	Beginning Account	Ending Account	During Period(5)
	Value (10/1/2017)	Value (3/31/2018)	(10/1/2017 to 3/31/2018)
Investor Class Actual(6)	$1,000.00	$1,070.50	$5.63
Investor Class
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.49
Institutional Class Actual(6)	$1,000.00	$1,071.10	$4.34
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.74	$4.23

(5)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.09% and 0.84% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(6)	Based on the actual returns for the six-month period ended March 31, 2018 of 7.05% and 7.11% for the Investor Class and Institutional Class, respectively.

Great Lakes Bond Fund

Schedule of Investments
March 31, 2018

Description	Par	Value

CORPORATE BONDS – 62.6%

Consumer Discretionary – 7.0%
Brunswick Corp.
7.375%, 09/01/2023	$150,000	$175,413
Carnival Corp.
3.950%, 10/15/2020	285,000	292,306
Discovery Communications
4.900%, 03/11/2026	2,339,000	2,428,363
Lamar Media Corp.
5.000%, 05/01/2023	400,000	405,380
Lear Corp.
5.375%, 03/15/2024	870,000	912,642
Leggett & Platt, Inc.
3.500%, 11/15/2027	1,885,000	1,816,892
Lennar Corp.
4.750%, 05/30/2025	841,000	831,539
Pulte Group, Inc.
6.375%, 05/15/2033	500,000	525,000
Service Corp. International
7.500%, 04/01/2027	1,000,000	1,154,000
Walt Disney Co.
3.150%, 09/17/2025	847,000	834,125
		9,375,660

Consumer Staples – 1.8%
Diageo Capital plc
2.625%, 04/29/2023	1,000,000	970,469
HJ Heinz Co.
6.375%, 07/15/2028	511,000	592,381
TreeHouse Foods, Inc.
4.875%, 03/15/2022	931,000	931,000
		2,493,850

Energy – 8.4%
Antero Resources Corp.
5.375%, 11/01/2021	2,362,000	2,412,193
Devon Energy Corp.
5.850%, 12/15/2025	1,866,000	2,122,672
Kinder Morgan, Inc.
5.300%, 12/01/2034	2,544,000	2,616,622
Schlumberger Investment
2.400%, 08/01/2022 (a)	1,596,000	1,543,522

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2018

Description	Par	Value

CORPORATE BONDS – 62.6% (Continued)

Energy – 8.4% (Continued)
Sinopec Group Overseas Development 2015
2.500%, 04/28/2020 (a)	$650,000	$640,566
Valero Energy Partners
4.375%, 12/15/2026	2,007,000	2,007,766
		11,343,341

Financials – 24.0%
Affiliated Managers Group
3.500%, 08/01/2025	295,000	289,527
Ally Financial, Inc.
5.125%, 09/30/2024	1,158,000	1,185,503
Bank of America Corp.
4.000%, 04/01/2024	1,000,000	1,022,671
Carlyle Holdings II Finance
5.625%, 03/30/2043 (a)	1,750,000	1,915,779
Citigroup, Inc.
4.500%, 01/14/2022	1,030,000	1,071,243
Corporate Office Properties LP
3.700%, 06/15/2021	1,148,000	1,147,436
Credit Suisse Group Funding Ltd.
3.800%, 09/15/2022	750,000	756,009
3.800%, 06/09/2023	320,000	320,981
Ford Motor Credit Co., LLC
5.750%, 02/01/2021	2,205,000	2,334,182
3.810%, 01/09/2024	1,000,000	981,655
Goldman Sachs Group, Inc.
5.250%, 07/27/2021	1,593,000	1,687,970
5.750%, 01/24/2022	1,070,000	1,158,396
3.075% (3 Month LIBOR USD + 1.050%), 06/05/2023^	1,532,000	1,541,002
Huntington National Bank
2.200%, 04/01/2019	360,000	357,602
JPMorgan Chase & Co.
2.250%, 01/23/2020	1,231,000	1,216,362
Macquarie Bank Ltd
2.400%, 01/21/2020 (a)	250,000	246,907
Manufacturers & Traders Trust Co.
2.646% (3 Month LIBOR USD + 0.640%), 12/01/2021^	2,138,000	2,135,208
Met Life Global Funding I
3.000%, 01/10/2023 (a)	200,000	196,979

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2018

Description	Par	Value

CORPORATE BONDS – 62.6% (Continued)

Financials – 24.0% (Continued)
Morgan Stanley
5.500%, 07/24/2020	$750,000	$788,233
2.675% (3 Month LIBOR USD + 0.930%), 07/22/2022^	500,000	502,130
3.011% (3 Month LIBOR USD + 1.220%), 05/08/2024^	3,182,000	3,235,297
New York Life Global Funding
2.150%, 06/18/2019 (a)	200,000	198,718
Nippon Life Insurance Co.
5.100% (5 Year Mid Swap Rate USD + 3.650%), 10/16/2044 (a)^	250,000	260,625
Reliance Standard Life II
2.375%, 05/04/2020 (a)	520,000	511,609
Sumitomo Mitsui Banking Corp.
3.000%, 01/18/2023	605,000	594,540
Symetra Financial Corp.
4.250%, 07/15/2024	640,000	638,202
Toronto-Dominion Bank
1.400%, 04/30/2018	2,000,000	1,998,593
UBS
2.375%, 08/14/2019	1,430,000	1,419,825
Wells Fargo & Co.
4.125%, 08/15/2023	1,439,000	1,461,168
3.002% (3 Month LIBOR USD + 1.230%), 10/31/2023^	1,177,000	1,194,859
		32,369,211

Health Care – 2.6%
Aetna, Inc.
2.750%, 11/15/2022	1,000,000	964,252
Agilent Technologies, Inc.
3.200%, 10/01/2022	1,000,000	990,358
Biogen, Inc.
4.050%, 09/15/2025	1,500,000	1,537,943
		3,492,553

Industrials – 6.5%
General Electric Co.
2.300%, 01/14/2019	753,000	753,769
Icahn Enterprises LP
6.000%, 08/01/2020	1,011,000	1,031,852
Owens Corning
3.400%, 08/15/2026	2,168,000	2,091,776
Rolls-Royce plc
2.375%, 10/14/2020 (a)	1,342,000	1,321,886

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2018

Description	Par	Value

CORPORATE BONDS – 62.6% (Continued)

Industrials – 6.5% (Continued)
Stanley Black & Decker, Inc.
3.400%, 12/01/2021	$1,000,000	$1,013,367
US Airways Group, Inc.
6.125%, 06/01/2018	2,597,000	2,613,231
		8,825,881

Information Technology – 5.7%
Amkor Technology, Inc.
6.375%, 10/01/2022	1,006,000	1,037,438
Baidu, Inc.
3.250%, 08/06/2018	350,000	350,611
Hewlett Packard Enterprise Co.
2.850%, 10/05/2018	1,070,000	1,071,233
Juniper Networks, Inc.
4.500%, 03/15/2024	3,788,000	3,880,616
Xerox Corp.
2.750%, 03/15/2019	1,325,000	1,322,403
		7,662,301

Materials – 2.0%
Ball Corp.
5.000%, 03/15/2022	1,355,000	1,407,506
Dow Chemical Co.
3.000%, 11/15/2022	1,250,000	1,228,649
		2,636,155

Telecommunication Services – 1.8%
CCO Holdings LLC
5.750%, 01/15/2024	500,000	508,750
Indiana Bell Telephone Co., Inc.
7.300%, 08/15/2026	535,000	641,517
Michigan Bell Telephone Co.
7.850%, 01/15/2022	1,070,000	1,227,445
		2,377,712

Utilities – 2.8%
American Electric Power Co., Inc.
2.950%, 12/15/2022	1,865,000	1,845,950
Pacific Gas & Electric Co.
3.250%, 06/15/2023	917,000	903,440

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2018

Description	Par	Value

CORPORATE BONDS – 62.6% (Continued)

Utilities – 2.8% (Continued)
PSEG Power LLC
4.150%, 09/15/2021	$1,019,000	$1,043,810
		3,793,200
Total Corporate Bonds
(Cost $85,329,923)		84,369,864

MUNICIPAL BONDS – 23.9%
Butler County, Pennsylvania General Authority Revenue
1.640%, 08/01/2027 – AGM Insured (b)	3,500,000	3,500,000
Chesterfield County, Virginia Industrial Development Authority
1.930%, 08/01/2024 (b)	2,500,000	2,500,000
Chicago, Illinois Board of Education
Series B
5.000%, 12/01/2018 – AMBAC Insured	400,000	405,368
Chicago, Illinois O’Hare International Airport Revenue
Series C
5.000%, 01/01/2033	1,225,000	1,381,408
Chicago, Illinois Wastewater Transmission Revenue
5.180%, 01/01/2027	1,015,000	1,081,635
Cicero, Illinois
5.000%, 01/01/2028 – BAM Insured	400,000	458,764
Cook County, Illinois
Series B
4.940%, 11/15/2023 – BAM Insured	500,000	531,735
Cook County, Illinois School District #170
5.000%, 12/01/2025 – AGM Insured	785,000	878,038
Fort Bend County, Texas Municipal Utility District #25
4.000%, 10/01/2025 – BAM Insured	250,000	263,668
Harris County, Texas Municipal Utility District #165
5.000%, 03/01/2030 – BAM Insured	335,000	377,421
Horatio, Arkansas School District #55
4.750%, 08/01/2024	150,000	150,008
Illinois Sports Facilities Authority
5.000%, 06/15/2022	210,000	220,019
Iowa Higher Education Loan Authority
Series B
2.000%, 12/01/2018	850,000	847,807

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2018

Description	Par	Value

MUNICIPAL BONDS – 23.9% (Continued)
Johnson City, Tennessee Health & Educational
Facilities Board Hospital Revenue
Series 2000 B
5.125%, 07/01/2025 – NATL Insured	$160,000	$160,400
Kankakee, Illinois
4.000%, 01/01/2025	250,000	254,130
Kankakee, Illinois Sewer Revenue
4.000%, 05/01/2027 – AGM Insured	350,000	364,000
Kansas Municipal Energy Agency Power Project Revenue
Series B
2.750%, 04/01/2019	445,000	444,938
Macon & DeWitt Counties Illinois Community United School District#2
4.500%, 10/01/2020 – AGM Insured	545,000	564,903
Maine Housing Authority Mortgage Revenue
Series A1
3.050%, 11/15/2025	250,000	248,648
Minnesota Housing Finance Agency
Series C
3.200%, 01/01/2025 – FHLMC, FNMA, GNMA Insured	225,000	229,988
New Haven, Michigan Community School District
5.000%, 05/01/2026 – QSBLF Insured	1,000,000	1,168,580
New Jersey Transportation Trust Fund Authority
Series D
5.000%, 12/15/2023	1,090,000	1,193,812
4.000%, 06/15/2024	1,135,000	1,167,609
New York State Housing Finance Agency
Series B
3.950%, 11/01/2034 – FHLMC, FNMA, GNMA Insured	500,000	512,715
Niagara, New York Frontier Transportation Authority
Series A
5.000%, 04/01/2023	250,000	280,423
Oak Creek, Wisconsin
Series A
4.000%, 06/01/2026	300,000	328,095
Ohio Housing Finance Agency
Series 1
2.650%, 11/01/2041 – FNMA, GNMA Insured	1,555,000	1,510,387
Ohio State Water Development Authority
Series C
4.000%, 06/01/2033 – GTY (b)	300,000	94,875

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2018

Description	Par	Value

MUNICIPAL BONDS – 23.9% (Continued)
Pittsburgh & Allegheny County, Pennsylvania
Sports & Exhibition Authority
Series B
1.980%, 11/01/2039 – AGM Insured (b)	$6,610,000	$6,610,000
Puerto Rico Public Finance Corp.
6.000%, 08/01/2026 – AGC Insured	1,025,000	1,258,546
Sales Tax Securitization Corp., Illinois
Series A
5.000%, 01/01/2030	1,450,000	1,678,796
Texas Public Finance Authority
3.500%, 10/01/2024	500,000	519,015
3.521%, 10/01/2029	1,000,000	1,013,850
Total Municipal Bonds
(Cost $32,423,205)		32,199,581

COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.5%
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A4
4.023%, 03/12/2047	500,000	518,829
Commercial Mortgage Trust
Series 2014-UBS5, Class A4
3.838%, 09/12/2047	750,000	771,921
CS First Boston Commercial Mortgage Trust
Series 2003-29, Class 2A3
5.500%, 12/25/2033	47,102	47,269
Greenpoint Mortgage
Series 2003-1, Class A1
4.013%, 10/25/2033 (c)	162,567	162,351
GS Mortgage Securities Trust
Series 2011-GC5, Class A4
3.707%, 08/10/2044	569,000	579,527
Series 2014-GC18, Class A4
4.074%, 01/10/2047	500,000	519,443
JPMDB Commercial Mortgage Securities Trust
Series 2016-C2, Class A4
3.144%, 06/15/2049	500,000	487,942
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C22, Class A4
3.306%, 04/17/2048	500,000	496,560
Series 2015-C25, Class A4
3.372%, 10/15/2048	750,000	747,146

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2018

Description	Par	Value

COMMERCIAL MORTGAGE-
BACKED SECURITIES – 6.5% (Continued)
Morgan Stanley Capital I Trust
Series 2016-UB11, Class A4
2.782%, 08/17/2049	$1,000,000	$948,918
Morgan Stanley Mortgage Trust
Series 35, Class 1
2.447% (1 Month LIBOR USD + 0.625%), 05/20/2021^	2,083	2,087
Residential Funding Mortgage Security I
Series 2004-S3, Class A1
4.750%, 03/25/2019	13,811	13,818
TIAA Seasoned Commercial Mortgage Trust
Series 2007-C4, Class AJ
5.477%, 08/15/2039 (c)	19,727	19,771
UBS – Barclays Commercial Mortgage Trust
Series 2012-C3, Class A4
3.091%, 08/12/2049	500,000	499,081
Wells Fargo Commercial Mortgage Trust
Series 2016-C35, Class A4
2.931%, 07/17/2048	1,000,000	961,197
Series 2016-NXS6, Class A4
2.918%, 11/18/2049	1,000,000	957,921
Series 2016-LC25, Class A4
3.640%, 12/15/2059	1,000,000	1,015,181
Total Commercial Mortgage-Backed Securities
(Cost $9,057,567)		8,748,962

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES – 4.7%
Federal Home Loan Mortgage Association
Series 293, Class IO
4.000%, 11/15/2032, #S50007 (d)	880,163	162,817
Series 4676, Class VD
4.000%, 08/15/2037	2,250,000	2,338,125
Series 2011-144, Class FW
2.322% (1 Month LIBOR USD + 0.450%), 10/25/2040^	753,360	756,250
Federal Home Loan Mortgage Corporation Pool
2.500%, 08/01/2032, #C91531	178,192	173,330
3.000%, 10/01/2032, #D99625	120,905	121,362
4.000%, 10/01/2040, #G06061	226,920	235,030
4.000%, 08/01/2042, #Q10153	244,094	252,833

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2018

Description	Par	Value

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES – 4.7% (Continued)
Federal National Mortgage Association Pool
4.066%, 07/01/2020, #465491	$273,157	$280,352
5.170%, 06/01/2028, #468516	227,031	243,962
4.500%, 06/01/2034, #MA1976	222,163	234,915
4.500%, 04/01/2039, #930922	204,987	216,825
4.000%, 03/01/2045, #AY6502	298,297	306,534
Government National Mortgage Association
Series 2008-51, Class AY
5.500%, 06/16/2023	325,152	331,689
Series 2012-109, Class AB
1.388%, 09/16/2044	77,403	75,103
Series 2013-144, Class UI
4.500%, 10/16/2028 (d)	603,625	49,952
Series 2013-145, Class AG
3.749%, 09/16/2044 (c)	464,660	485,613
Total U.S. Government Agency Mortgage-Backed Securities
(Cost $6,388,582)		6,264,692

	Shares
INVESTMENT COMPANY – 0.7%
Nuveen Quality Municipal Income Fund
Total Investment Company
(Cost $1,044,272)	75,740	995,224
See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2018

Description	Shares	Value

MONEY MARKET FUND – 1.6%
First American Government Obligations Fund- Class Z, 1.49% (e)
Total Money Market Fund
(Cost $2,082,951)	2,082,951	$2,082,951
Total Investments – 100.0%
(Cost $136,326,500)		134,661,274
Other Assets and Liabilities, Net – 0.0%		63,047
Total Net Assets – 100.0%		$134,724,321

(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities are deemed to be liquid by the Adviser.  As of March 31, 2018, the value of these investments were $6,836,591, or 5.1% of total net assets.

(b)
Adjustable rate security.  The rate is determined by a remarketing agreement whereby an issuer contracts with a securities dealer to serve as the remarketing agent. The remarketing agent is responsible for determining the interest rate the issuer pays on the bond until the next reset date.

(c)	Variable rate security. The coupon is based on an underlying pool of loans.
(d)	Interest only security.
(e)	The rate shown is the annualized seven-day effective yield as of March 31, 2018.
^	Variable rate security – The rate shown is the rate in effect as of March 31, 2018.

The Global Industry Classification Standard (“GICS”®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

AGC – Assured Guaranty Corporation
AGM – Assured Guaranty
AMBAC – American Municipal Bond Assurance Corporation
BAM – Build America Mutual Assurance Company
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
GTY – Guaranty Agreement
LIBOR – London Interbank Offered Rate
NATL – National Public Finance Guarantee Corporation
QSBLF – School Bond Qualification Program

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments
March 31, 2018

Description	Shares	Value

COMMON STOCKS – 99.2%

Consumer Discretionary – 13.5%
Aptiv plc	1,500	$127,455
BorgWarner, Inc.	20,200	1,014,646
Discovery, Inc. – Class A*	20,900	447,887
Dollar General Corp.	1,800	168,390
Gap, Inc.	10,300	321,360
Home Depot, Inc.	7,800	1,390,272
Las Vegas Sands Corp.	2,500	179,750
Marriott International, Inc. – Class A	1,100	149,578
McDonald’s Corp.	2,800	437,864
Michael Kors Holdings Ltd.*	5,800	360,064
News Corp. – Class A	9,700	153,260
Norwegian Cruise Line Holdings Ltd.*	8,400	444,948
O’Reilly Automotive, Inc.*	2,600	643,188
Viacom Inc. – Class B	4,700	145,982
		5,984,644

Consumer Staples – 6.2%
Coca-Cola Co.	5,800	251,894
Costco Wholesale Corp.	1,000	188,430
Kroger Co.	10,200	244,188
PepsiCo, Inc.	5,800	633,070
Sysco Corp.	10,700	641,572
Wal-Mart Stores, Inc.	8,600	765,142
		2,724,296

Energy – 4.5%
Marathon Petroleum Corp.	11,600	848,076
Phillips 66	8,900	853,688
Valero Energy Corp.	2,900	269,033
		1,970,797

Financials – 14.6%
Allstate Corp.	1,500	142,200
American Express Co.	1,700	158,576
Aon plc	1,100	154,363
Bank of America Corp.	14,400	431,856
BlackRock, Inc.	2,100	1,137,612
Charles Schwab Corp.	18,000	939,960
Citizens Financial Group, Inc.	3,500	146,930
Invesco Ltd.	7,300	233,673
Leucadia National Corp.	18,100	411,413

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments – Continued
March 31, 2018

Description	Shares	Value

COMMON STOCKS – 99.2% (Continued)

Financials – 14.6% (Continued)
MetLife, Inc.	9,500	$435,955
Principal Financial Group, Inc.	12,100	737,011
Raymond James Financial, Inc.	1,700	151,997
State Street Corp.	5,400	538,542
Torchmark Corp.	3,200	269,344
Travelers Companies, Inc.	4,200	583,212
		6,472,644

Health Care – 10.4%
AbbVie, Inc.	1,400	132,510
Aetna, Inc.	2,200	371,800
Bristol-Myers Squibb Co.	9,900	626,175
Cardinal Health, Inc.	2,300	144,164
Cigna Corp.	2,900	486,446
Edwards Lifesciences Corp.*	4,300	599,936
Envision Healthcare Corp.*	6,600	253,638
Express Scripts Holding Co.*	2,000	138,160
Gilead Sciences, Inc.	2,000	150,780
Humana, Inc.	900	241,947
UnitedHealth Group, Inc.	6,700	1,433,800
		4,579,356

Industrials – 14.3%
3M Co.	5,500	1,207,360
Boeing Co.	4,500	1,475,460
Delta Air Lines, Inc.	8,100	443,961
Emerson Electric Co.	4,000	273,200
Illinois Tool Works, Inc.	1,800	281,988
Ingersoll-Rand Co. plc	7,000	598,570
Lockheed Martin Corp.	3,900	1,317,927
Rockwell Collins, Inc.	2,300	310,155
United Rentals, Inc.*	900	155,457
Verisk Analytics, Inc.*	2,600	270,400
		6,334,478

Information Technology# – 32.1%
Accenture plc – Class A	3,100	475,850
Alphabet, Inc. – Class A*	800	829,712
Alphabet, Inc. – Class C*	1,100	1,134,969
Apple, Inc.	5,100	855,678
Cisco Systems, Inc.	4,000	171,560

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments – Continued
March 31, 2018

Description	Shares	Value

COMMON STOCKS – 99.2% (Continued)

Information Technology# – 32.1% (Continued)
Citrix Systems, Inc.*	3,700	$343,360
eBay, Inc.*	6,200	249,488
F5 Networks, Inc.*	1,100	159,071
Facebook, Inc. – Class A*	6,500	1,038,635
Fiserv, Inc.*	4,100	292,371
FleetCor Technologies, Inc.*	2,400	486,000
Global Payments, Inc.	5,500	613,360
HP, Inc.	50,900	1,115,728
Intel Corp.	29,700	1,546,776
MasterCard, Inc. – Class A	1,000	175,160
Microsoft Corp.	27,200	2,482,544
NetApp, Inc.	5,200	320,788
NVIDIA Corp.	4,400	1,018,996
Paychex, Inc.	4,200	258,678
Visa, Inc. – Class A	5,000	598,100
		14,166,824

Materials – 2.3%
Air Products & Chemicals, Inc.	2,400	381,672
LyondellBasell Industries NV – Class A	3,100	327,608
Nucor Corp.	4,900	299,341
		1,008,621

Utilities – 1.3%
AES Corp.	24,600	279,702
FirstEnergy Corp.	8,600	292,486
		572,188
Total Common Stocks
(Cost $39,406,457)		43,813,848

CONTINGENT VALUE RIGHT – 0.0%
Safeway PDC, LLC* (a)
Total Contingent Value Right
(Cost $0)	12,910	388

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments – Continued
March 31, 2018

Description	Shares	Value

MONEY MARKET FUND – 0.9%
First American Government Obligations Fund – Class Z, 1.49%^
Total Money Market Fund
(Cost $393,011)	393,011	$393,011
Total Investments – 100.1%
(Cost $39,799,468)		44,207,247
Other Assets and Liabilities, Net – (0.1)%		(46,993)
Total Net Assets – 100.0%		$44,160,254

*	Non-income producing security.
#	As of March 31, 2018, the Fund had a significant portion of its assets invested in this sector. See Note 11 in the Notes to the Financial Statements.
(a)	Security considered illiquid and is categorized in Level 3 of the fair value hierarchy. See Notes 2 and 3 in the Notes to Financial Statements.
^	The rate shown is the annualized seven-day effective yield as of March 31, 2018.

The Global Industry Classification Standard (“GICS”®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments
March 31, 2018

Description	Shares	Value

COMMON STOCKS – 95.4%

Australia – 2.1%
BWP Trust – REIT	104,302	$242,790
GPT Group	46,391	170,023
Investa Office Fund – REIT	107,494	357,842
		770,655

Austria – 1.2%
Oesterreichische Post AG	8,924	443,733

Belgium – 2.5%
CFE	4,815	656,188
Telenet Group Holding NV*	3,563	238,168
		894,356

Brazil – 4.2%
Braskem SA	49,248	716,169
Cia Brasileira de Distribuicao	17,113	348,019
Cia de Saneamento Basico do Estado de Sao Paulo	40,727	433,614
		1,497,802

Canada – 8.0%
Genworth MI Canada, Inc.	18,002	572,890
Linamar Corp.	7,908	431,998
Lundin Mining Corp.	49,628	325,499
New Flyer Industries, Inc.	6,900	313,629
Spin Master Corp.*	12,372	509,342
Stars Group, Inc.*	26,504	731,542
		2,884,900

China – 5.9%
Brilliance China Automotive Holdings, Ltd.	177,429	374,603
Momo, Inc. – ADR*	14,359	536,739
New Oriental Education & Technology Group, Inc. – ADR	1,476	129,371
TAL Education Group – ADR	9,751	361,665
Yantai Changyu Pioneer Wine Co., Ltd. – Class B	79,522	204,071
Zhongsheng Group Holdings, Ltd.	186,818	513,238
		2,119,687

Denmark – 1.1%
William Demant Holding*	10,396	387,253

Finland – 1.2%
Sanoma Oyj	37,139	436,137

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments – Continued
March 31, 2018

Description	Shares	Value

COMMON STOCKS – 95.4% (Continued)

France – 3.4%
BioMerieux	5,127	$422,259
SCOR SE	9,241	377,266
Somfy SA	4,291	435,787
		1,235,312

Germany – 8.1%
Aurubis AG	4,619	388,196
Deutsche Lufthansa AG	17,372	555,340
Diebold Nixdorf AG*	6,062	501,559
Duerr AG	3,790	416,497
Krones AG	3,099	417,502
Salzgitter AG	7,171	366,840
Stroeer SE & Co. KGaA	3,807	266,044
		2,911,978

Greece – 1.6%
Alpha Bank AE*	145,974	311,767
Hellenic Telecommunications Organization SA	20,460	277,348
		589,115

Hungary – 1.3%
MOL Hungarian Oil & Gas plc	41,624	454,147

India – 2.2%
Honeywell Automation India, Ltd.	600	156,381
Larsen & Toubro Infotech, Ltd.	31,281	647,449
		803,830

Israel – 1.7%
Bank Leumi Le-Israel	37,330	225,490
NICE, Ltd.*	3,986	372,436
		597,926

Japan – 17.1%
Chugoku Electric Power Co., Inc.	15,265	186,484
Daicel Corp.	32,996	362,328
Kyudenko Corp.	9,297	456,704
MEITEC Corp.	5,900	323,194
Musashino Bank, Ltd.	4,585	147,224
Nabtesco Corp.	10,977	427,536
Nexon Co., Ltd.*	15,026	254,746
NHK Spring Co., Ltd.	19,355	207,287

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments – Continued
March 31, 2018

Description	Shares	Value

COMMON STOCKS – 95.4% (Continued)

Japan – 17.1% (Continued)
Nihon M&A Center, Inc.	18,744	$649,168
Nissin Foods Holdings Co., Ltd.	3,408	236,449
Rohm Co., Ltd.	5,563	528,045
Seria Co., Ltd.	3,582	177,111
Suzuken Co., Ltd.	3,597	151,356
Tokyu Fudosan Holdings Corp.	29,778	214,253
Toyo Seikan Group Holdings, Ltd.	23,745	354,311
Toyo Suisan Kaisha, Ltd.	6,757	267,013
Trend Micro, Inc.	5,262	310,309
Yamaguchi Financial Group, Inc.	25,659	317,527
YASKAWA Electric Corp.	12,926	586,266
		6,157,311

Malaysia – 2.3%
PPB Group BHD	55,622	275,626
Top Glove Corp. BHD	214,218	541,146
		816,772

Netherlands – 0.4%
Hunter Douglas NV	1,835	146,223

Poland – 4.3%
CCC SA	5,095	348,030
Energa SA	187,154	527,701
Grupa Azoty SA	16,111	263,880
Grupa Lotos SA	25,714	397,637
		1,537,248

Singapore – 1.2%
UOL Group, Ltd.	67,366	441,697

South Africa – 4.5%
Clicks Group, Ltd.	36,688	566,798
Impala Platinum Holdings, Ltd.*	179,132	356,741
Rand Merchant Investment Holdings, Ltd.	108,702	367,504
RMB Holdings, Ltd.	52,019	339,213
		1,630,256

South Korea – 8.0%
CJ O Shopping Co., Ltd.	2,040	429,594
Green Cross Corp.	2,214	420,228
Hankook Tire Worldwide Co., Ltd.	10,662	189,361

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments – Continued
March 31, 2018

Description	Shares	Value

COMMON STOCKS – 95.4% (Continued)

South Korea – 8.0% (Continued)
Hanwha Corp.	15,815	$588,014
LG International Corp.	5,027	128,020
Mirae Asset Daewoo Co., Ltd.	51,575	451,996
Samsung SDI Co., Ltd.	1,222	221,551
SKC Co., Ltd.	12,900	466,317
		2,895,081

Spain – 1.3%
Cellnex Telecom SAU	17,595	470,384

Sweden – 3.1%
Investment AB Latour – Class B	50,783	579,526
SSAB AB – Class B*	115,946	537,065
		1,116,591

Switzerland – 1.3%
DKSH Holding AG	5,961	484,742

Thailand – 1.5%
Kiatnakin Bank plc	227,540	549,133

United Kingdom – 5.9%
Berkeley Group Holdings plc	10,416	553,708
Cranswick plc	13,245	528,881
Evraz plc	87,322	532,487
JD Sports Fashion plc	62,769	296,053
Mitchells & Butlers plc	26,258	92,061
St. James’s Place plc	9,422	143,646
		2,146,836
Total Common Stocks
(Cost $33,054,583)		34,419,105

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments – Continued
March 31, 2018

Description	Shares	Value

MONEY MARKET FUND – 3.1%
First American Government Obligations Fund – Class Z, 1.49%^
Total Money Market Fund
(Cost $1,122,942)	1,122,942	$1,122,942
Total Investments – 98.5%
(Cost $34,177,525)		35,542,047
Other Assets and Liabilities, Net – 1.5%		536,527
Total Net Assets – 100.0%		$36,078,574

*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of March 31, 2018.
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust

The Global Industry Classification Standard (“GICS”®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

At March 31, 2018, the sector diversification for the Fund was as follows:

% of
Sector	Net Assets
Industrials	17.4%
Consumer Discretionary	17.3%
Materials	12.9%
Financials	12.7%
Information Technology	11.4%
Consumer Staples	6.7%
Health Care	5.3%
Real Estate	4.0%
Utilities	3.2%
Energy	2.4%
Telecommunication Services	2.1%
Money Market Fund	3.1%
Other Assets and Liabilities, Net	1.5%
Total	100.0%

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Schedule of Investments
March 31, 2018

Description	Shares	Value

COMMON STOCKS – 94.8%

Consumer Discretionary – 7.3%
BorgWarner, Inc.	19,363	$972,603
Harley-Davidson, Inc.	39,538	1,695,389
Target Corp.	14,292	992,294
		3,660,286

Consumer Staples – 6.8%
CVS Health Corp.	7,551	469,748
Mondelez International, Inc.	11,639	485,695
PepsiCo, Inc.	4,460	486,809
Philip Morris International, Inc.	19,887	1,976,768
		3,419,020

Energy – 13.5%
Chevron Corp.	13,594	1,550,260
National Oilwell Varco, Inc.	39,423	1,451,160
Royal Dutch Shell – ADR	31,032	1,980,152
Schlumberger Ltd.	27,278	1,767,069
		6,748,641

Financials# – 25.7%
American Express Co.	19,527	1,821,478
Ameriprise Financial, Inc.	7,911	1,170,353
Bank of America Corp.	40,038	1,200,740
Berkshire Hathaway, Inc. – Class B*	7,697	1,535,398
Chubb Ltd.	13,884	1,898,915
Citigroup, Inc.	21,192	1,430,460
Discover Financial Services	17,484	1,257,624
MetLife, Inc.	20,078	921,379
Prudential Financial, Inc.	15,952	1,651,830
		12,888,177

Health Care – 19.0%
Abbott Laboratories	22,907	1,372,587
AbbVie, Inc.	15,052	1,424,672
Aetna, Inc.	6,291	1,063,179
Biogen, Inc.*	4,447	1,217,678
McKesson Corp.	8,412	1,184,998
Merck & Co., Inc.	31,608	1,721,688
UnitedHealth Group, Inc.	7,298	1,561,772
		9,546,574

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Schedule of Investments – Continued
March 31, 2018

Description	Shares	Value

COMMON STOCKS – 94.8% (Continued)

Industrials – 9.0%
General Electric Co.	133,995	$1,806,253
Lockheed Martin Corp.	2,852	963,776
Norfolk Southern Corp.	12,735	1,729,158
		4,499,187

Information Technology – 9.4%
Alphabet, Inc. – Class C*	1,201	1,239,180
Apple, Inc.	10,415	1,747,429
Oracle Corp.	37,460	1,713,795
		4,700,404

Utilities – 4.1%
Dominion Energy, Inc.	18,215	1,228,237
Public Service Enterprise Group, Inc.	16,244	816,099
		2,044,336
Total Common Stocks
(Cost $44,219,233)		47,506,625

MONEY MARKET FUND – 5.2%
First American Government Obligations Fund – Class Z, 1.49%^
Total Money Market Fund
(Cost $2,606,189)	2,606,189	2,606,189
Total Investments – 100.0%
(Cost $46,825,422)		50,112,814
Other Assets and Liabilities, Net – 0.0%		22,632
Total Net Assets – 100.0%		$50,135,446

#	As of March 31, 2018, the Fund had a significant portion of its assets invested in this sector. See Note 11 in the Notes to the Financial Statements.
*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of March 31, 2018.
ADR – American Depositary Receipt

The Global Industry Classification Standard (“GICS”®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Schedule of Investments
March 31, 2018

Description	Shares	Value

COMMON STOCKS – 95.2%

Consumer Discretionary – 19.1%
Adtalem Global Education, Inc.*	17,048	$810,632
AutoNation, Inc.*	15,670	733,043
Belmond Ltd. – Class A*	97,797	1,090,436
Cooper Tire & Rubber Co.	34,486	1,010,440
Gentex Corp.	37,743	868,844
Gildan Activewear, Inc.	139,120	4,019,177
La Quinta Holdings, Inc.*	41,647	787,545
Ralph Lauren Corp.	7,481	836,376
Sonic Corp.+	81,470	2,055,488
TripAdvisor, Inc.*	30,134	1,232,179
Tupperware Brands Corp.	20,242	979,308
Zumiez, Inc.*	51,108	1,221,481
		15,644,949

Consumer Staples – 1.9%
Boston Beer Co., Inc. – Class A*	4,125	779,831
Hain Celestial Group, Inc.*	23,548	755,185
		1,535,016

Energy – 1.0%
Dril-Quip, Inc.*	17,894	801,651

Financials – 18.3%
Aspen Insurance Holdings Ltd.	53,921	2,418,357
Axis Capital Holdings Ltd.	57,496	3,310,045
Berkshire Hills Bancorp, Inc.	53,851	2,043,645
Horace Mann Educators Corp.	39,847	1,703,459
Investors Bancorp, Inc.	240,377	3,278,742
PRA Group, Inc.*	35,285	1,340,830
United Fire Group, Inc.	18,673	893,690
		14,988,768

Health Care – 7.3%
AngioDynamics, Inc.*	100,898	1,740,491
Luminex Corp.	82,981	1,748,410
MEDNAX, Inc.*	45,348	2,522,709
		6,011,610

Industrials# – 25.7%
Actuant Corp. – Class A	101,898	2,369,129
AGCO Corp.	35,188	2,281,942
Armstrong World Industries, Inc.*	41,666	2,345,796

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Schedule of Investments – Continued
March 31, 2018

Description	Shares	Value

COMMON STOCKS – 95.2% (Continued)

Industrials# – 25.7% (Continued)
Crane Co.	25,842	$2,396,587
Esterline Technologies Corp.*	28,261	2,067,292
Flowserve Corp.	16,622	720,231
Kirby Corp.*	12,457	958,566
Lindsay Corp.	9,421	861,456
MSC Industrial Direct Co., Inc. – Class A	22,960	2,105,662
Thermon Group Holdings, Inc.*	55,471	1,243,105
UniFirst Corp.	13,323	2,153,663
WESCO International, Inc.*	25,369	1,574,146
		21,077,575

Information Technology – 17.9%
ADTRAN, Inc.	60,549	941,537
Avnet, Inc.	39,256	1,639,331
Cars.com, Inc.*	43,924	1,244,367
NetScout Systems, Inc.*	132,124	3,481,467
ScanSource, Inc.*	37,330	1,327,081
SS&C Technologies Holdings, Inc.	68,581	3,678,685
ViaSat, Inc.*+	35,507	2,333,520
		14,645,988

Materials – 1.8%
Intrepid Potash, Inc.*+	409,005	1,488,778

Real Estate – 2.2%
Jones Lang LaSalle, Inc.	10,162	1,774,692
Total Common Stocks
(Cost $73,082,502)		77,969,027

MONEY MARKET FUND – 5.3%
First American Government Obligations Fund – Class Z, 1.49%^
Total Money Market Fund
(Cost $4,305,604)	4,305,604	4,305,604

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Schedule of Investments – Continued
March 31, 2018

Description	Shares	Value

INVESTMENT PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 4.1%
First American Government Obligations Fund – Class Z, 1.49%^
Total Investment Purchased with Proceeds from Securities Lending
(Cost $3,355,893)	3,355,893	$3,355,893
Total Investments – 104.6%
(Cost $80,743,999)		85,630,524
Other Assets and Liabilities, Net – (4.6)%		(3,766,585)
Total Net Assets – 100.0%		$81,863,939

*	Non-income producing security.
+	All or a portion of this security was out on loan at March 31, 2018. Total loaned securities had a value of $3,254,484 at March 31, 2018. See Note 9 in the Notes to Financial Statements.
#	As of March 31, 2018, the Fund had a significant portion of its assets invested in this sector. See Note 11 in the Notes to the Financial Statements.
^	The rate shown is the annualized seven-day effective yield as of March 31, 2018.

The Global Industry Classification Standard (“GICS”®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

Great Lakes Funds

Statements of Assets and Liabilities
March 31, 2018

			Disciplined
			International
		Disciplined	Smaller
	Bond Fund	Equity Fund	Company Fund
ASSETS
Investment securities:
At cost	$136,326,500	$39,799,468	$34,177,525
At value	$134,661,274	$44,207,247	$35,542,047
Cash	78,893	21,056	—
Foreign currencies (Cost $186,106)	—	—	186,128
Receivable for investment securities sold	—	—	434,306
Dividends & interest receivable	1,079,858	19,414	86,933
Receivable for capital shares sold	12,079	7,647	282,770
Prepaid expenses	9,275	11,669	11,259
Total Assets	135,841,379	44,267,033	36,543,443
LIABILITIES
Due to Custodian	—	—	368,520
Distributions payable	181,537	—	—
Payable for investment securities purchased	743,099	—	—
Payable for capital shares redeemed	73,158	43,330	1,619
Payable to investment adviser	50,858	18,257	30,932
Payable for fund administration & accounting fees	28,782	13,895	19,694
Payable for compliance fees	2,523	2,524	2,526
Payable for transfer agent fees & expenses	6,003	4,336	3,731
Payable for custody fees	1,704	999	7,252
Payable for trustee fees	2,401	2,515	2,533
Accrued other fees	26,993	20,923	28,062
Total Liabilities	1,117,058	106,779	464,869
NET ASSETS	$134,724,321	$44,160,254	$36,078,574
COMPOSITION OF NET ASSETS
Paid-in capital	$137,243,048	$37,820,112	$34,491,423
Accumulated undistributed net investment income (loss)	(42,507)	15,613	(162,973)
Accumulated net realized gain (loss)
on investments and foreign currency translation	(810,994)	1,916,750	386,554
Net unrealized appreciation (depreciation) of:
Investments	(1,665,226)	4,407,779	1,364,522
Foreign currency translation	—	—	(952)
Total net assets	$134,724,321	$44,160,254	$36,078,574

Institutional Class Shares:
Net Assets	$134,724,321	$44,160,254	$36,078,574
Shares issued and outstanding(1)	13,924,376	2,913,246	2,963,493
Net asset value, offering price, and redemption price per share(2)	$9.68	$15.16	$12.17

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% is assessed against shares redeemed within 60 days of purchase for the Disciplined International Smaller Company Fund only.

See Notes to the Financial Statements

Great Lakes Funds

Statements of Assets and Liabilities – Continued
March 31, 2018

		Small Cap
	Large Cap	Opportunity
	Value Fund	Fund
ASSETS
Investment securities:
At cost	$46,825,422	$80,743,999
At value(1)	$50,112,814	$85,630,524
Cash	17,676	11,856
Receivable for investment securities sold	—	830,316
Dividends & interest receivable	81,768	59,793
Receivable for capital shares sold	8,159	96,841
Interest receivable from securities lending	—	1,564
Prepaid expenses	8,928	17,023
Total Assets	50,229,345	86,647,917
LIABILITIES
Payable upon return of securities loaned (Note 9)	—	3,355,893
Payable for investment securities purchased	—	1,155,055
Payable for capital shares redeemed	25,222	168,285
Payable to investment adviser	24,161	41,897
Payable for fund administration & accounting fees	13,315	18,836
Payable for compliance fees	2,522	2,524
Payable for transfer agent fees & expenses	4,331	7,643
Payable for custody fees	797	999
Payable for trustee fees	2,507	2,467
Accrued other fees	21,044	22,831
Accrued distribution fees – Investor Class	—	7,548
Total Liabilities	93,899	4,783,978
NET ASSETS	$50,135,446	$81,863,939
COMPOSITION OF NET ASSETS
Paid-in capital	$43,201,689	$72,137,115
Accumulated undistributed net investment income	8,211	58,589
Accumulated undistributed net realized gain on investments	3,638,154	4,781,710
Net unrealized appreciation of investments	3,287,392	4,886,525
Total net assets	$50,135,446	$81,863,939
(1) Includes loaned securities of:	$—	$3,254,484

Investor Class Shares:
Net Assets	$—	$7,238,367
Shares issued and outstanding(2)	—	416,920
Net asset value, offering price, and redemption price per share	$—	$17.36

Institutional Class Shares:
Net Assets	$50,135,446	$74,625,572
Shares issued and outstanding(2)	3,507,625	4,229,410
Net asset value, offering price, and redemption price per share	$14.29	$17.64

(2)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

Great Lakes Funds

Statements of Operations
For the Year Ended March 31, 2018

			Disciplined
			International
		Disciplined	Smaller
	Bond Fund	Equity Fund	Company Fund
INVESTMENT INCOME:
Interest income	$3,584,469	$5,747	$13,387
Dividend income	60,730	791,207	604,477
Less: Foreign taxes withheld	—	—	(65,238)
Total investment income	3,645,199	796,954	552,626

EXPENSES:
Investment advisory fees (See Note 4)	508,252	271,478	269,909
Fund administration & accounting fees (See Note 4)	101,696	57,320	85,553
Federal & state registration fees	23,165	20,963	24,905
Transfer agent fees & expenses (See Note 4)	22,647	16,352	14,081
Audit fees	16,496	14,502	17,498
Postage & printing fees	11,304	6,822	—
Compliance fees (See Note 4)	9,906	9,906	9,906
Custody fees (See Note 4)	9,746	11,105	44,282
Trustee fees (See Note 4)	9,368	9,085	9,010
Legal fees	7,420	7,420	7,420
Other fees	5,931	5,290	5,859
Total expenses before reimbursement/waiver	725,931	430,243	488,423
Add: Fee recoupment (See Note 4)	99,978	—	—
Less: Fee waiver from investment adviser (See Note 4)	—	(45,649)	(97,055)
Total net expenses	825,909	384,594	391,368
NET INVESTMENT INCOME	2,819,290	412,360	161,258

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	396,717	4,331,324	758,184
Foreign currency translation	—	—	(64,998)
Net change in unrealized appreciation (depreciation) of:
Investments	(1,614,708)	834,225	1,122,387
Foreign currency translation	—	—	(1,117)
Net realized and unrealized gain (loss) on investments	(1,217,991)	5,165,549	1,814,456

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,601,299	$5,577,909	$1,975,714

See Notes to the Financial Statements

Great Lakes Funds

Statements of Operations – Continued
For the Year Ended March 31, 2018

		Small Cap
	Large Cap	Opportunity
	Value Fund	Fund
INVESTMENT INCOME:
Interest income	$15,601	$53,701
Dividend income	1,074,248	717,382
Less: Foreign taxes withheld	(8,172)	(6,723)
Securities lending income	—	134,455
Total investment income	1,081,677	898,815

EXPENSES:
Investment advisory fees (See Note 4)	304,494	468,520
Fund administration & accounting fees (See Note 4)	54,761	72,074
Federal & state registration fees	20,471	31,550
Transfer agent fees & expenses (See Note 4)	16,590	29,666
Audit fees	14,502	14,491
Compliance fees (See Note 4)	9,906	9,906
Trustee fees (See Note 4)	9,184	9,271
Postage & printing fees	8,299	6,779
Legal fees	7,431	7,431
Other fees	5,279	6,434
Custody fees (See Note 4)	4,514	5,812
Distribution fees – Investor Class (See Note 5)	—	22,568
Total expenses before reimbursement/waiver	455,431	684,502
Less: Fee waiver from investment adviser (See Note 4)	(24,064)	—
Total net expenses	431,367	684,502
NET INVESTMENT INCOME	650,310	214,313

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	7,335,073	5,565,723
Net change in unrealized appreciation (depreciation) of investments	(4,389,679)	218,618
Net realized and unrealized gain on investments	2,945,394	5,784,341

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,595,704	$5,998,654

See Notes to the Financial Statements

Great Lakes Bond Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2018	March 31, 2017
OPERATIONS:
Net investment income	$2,819,290	$2,217,811
Net realized gain on investments	396,717	1,075,420
Capital gain distribution from regulated investment company	—	1,097
Net change in unrealized appreciation (depreciation) of investments	(1,614,708)	(1,724,479)
Net increase resulting from operations	1,601,299	1,569,849

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	44,197,000	46,994,920
Proceeds from reinvestment of distributions	924,630	681,904
Payments for shares redeemed	(29,882,788)	(18,854,988)
Increase in net assets from Institutional Class transactions	15,238,842	28,821,836
Net increase in net assets from capital share transactions	15,238,842	28,821,836

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Institutional Class	(2,867,831)	(2,295,886)
From net realized gains:
Institutional Class	—	—
Total distributions to shareholders	(2,867,831)	(2,295,886)
TOTAL INCREASE IN NET ASSETS	13,972,310	28,095,799

NET ASSETS:
Beginning of Year	120,752,011	92,656,212
End of Year*	$134,724,321	$120,752,011

* Includes accumulated undistributed net investment loss of:	$(42,507)	$(42,511)

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2018	March 31, 2017
OPERATIONS:
Net investment income	$412,360	$703,876
Net realized gain on investments	4,331,324	7,129,276
Net change in unrealized appreciation (depreciation) of investments	834,225	(590,569)
Net increase resulting from operations	5,577,909	7,242,583

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	8,813,558	13,409,368
Proceeds from reinvestment of distributions	3,542,569	1,859,399
Payments for shares redeemed	(13,679,916)	(20,647,419)
Decrease in net assets from Institutional Class transactions	(1,323,789)	(5,378,652)
Net decrease in net assets from capital share transactions	(1,323,789)	(5,378,652)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Institutional Class	(407,707)	(700,792)
From net realized gains:
Institutional Class	(6,297,512)	(2,403,698)
Total distributions to shareholders	(6,705,219)	(3,104,490)
TOTAL DECREASE IN NET ASSETS	(2,451,099)	(1,240,559)

NET ASSETS:
Beginning of Year	46,611,353	47,851,912
End of Year*	$44,160,254	$46,611,353

* Includes accumulated undistributed net investment income of:	$15,613	$10,960

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2018	March 31, 2017
OPERATIONS:
Net investment income	$161,258	$17,198
Net realized (gain) loss on:
Investments	758,184	53,826
Foreign currency translation	(64,998)	(4,618)
Net change in unrealized appreciation (depreciation) of:
Investments	1,122,387	243,034
Foreign currency translation	(1,117)	11
Net increase resulting from operations	1,975,714	309,451

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	34,221,697	40,805
Proceeds from reinvestment of distributions	594,664	615
Payments for shares redeemed	(2,409,800)	(16,549)
Increase in net assets from Institutional Class transactions	32,406,561	24,871
Net increase in net assets from capital share transactions	32,406,561	24,871

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Institutional Class	(376,808)	(12,160)
From net realized gains:
Institutional Class	(272,303)	—
Total distributions to shareholders	(649,111)	(12,160)
TOTAL INCREASE IN NET ASSETS	33,733,164	322,162

NET ASSETS:
Beginning of Year	2,345,410	2,023,248
End of Year*	$36,078,574	$2,345,410

* Includes accumulated undistributed net investment loss of:	$(162,973)	$—

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2018	March 31, 2017
OPERATIONS:
Net investment income	$650,310	$835,514
Net realized gain on investments	7,335,073	2,630,527
Net change in unrealized appreciation (depreciation) of investments	(4,389,679)	5,322,326
Net increase resulting from operations	3,595,704	8,788,367

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	10,391,561	11,469,031
Proceeds from reinvestment of distributions	3,752,087	1,214,364
Payments for shares redeemed	(11,667,567)	(14,174,389)
Increase (decrease) in net assets from Institutional Class transactions	2,476,081	(1,490,994)
Net increase (decrease) in net assets from capital share transactions	2,476,081	(1,490,994)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Institutional Class	(642,099)	(837,831)
From net realized gains:
Institutional Class	(6,196,603)	(1,693,846)
Total distributions to shareholders	(6,838,702)	(2,531,677)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(766,917)	4,765,696

NET ASSETS:
Beginning of Year	50,902,363	46,136,667
End of Year*	$50,135,446	$50,902,363

* Includes accumulated undistributed net investment income of:	$8,211	$—

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2018	March 31, 2017
OPERATIONS:
Net investment income	$214,313	$279,146
Net realized gain on investments	5,565,723	8,091,909
Net change in unrealized appreciation of investments	218,618	6,486,584
Net increase resulting from operations	5,998,654	14,857,639

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	46,585	394,762
Proceeds from reinvestment of distributions	612,535	34,055
Payments for shares redeemed	(3,249,157)	(2,402,661)
Decrease in net assets from Investor Class transactions	(2,590,037)	(1,973,844)
Institutional Class:
Proceeds from shares sold	17,920,534	14,654,100
Proceeds from reinvestment of distributions	3,427,041	302,967
Payments for shares redeemed	(19,413,716)	(15,931,530)
Increase (decrease) in net assets from Institutional Class transactions	1,933,859	(974,463)
Net decrease in net assets from capital share transactions	(656,178)	(2,948,307)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(29,426)	(37,579)
Institutional Class	(405,441)	(427,216)
From net realized gains:
Investor Class	(587,599)	—
Institutional Class	(4,399,216)	—
Total distributions to shareholders	(5,421,682)	(464,795)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(79,206)	11,444,537

NET ASSETS:
Beginning of Year	81,943,145	70,498,608
End of Year*	$81,863,939	$81,943,145

* Includes accumulated undistributed net investment income of:	$58,589	$279,143

See Notes to the Financial Statements

Great Lakes Bond Fund

Financial Highlights

For a Fund share outstanding throughout the year

Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2018	2017	2016	2015	2014
Per Common Share Data

Net asset value, beginning of year	$9.76	$9.81	$9.92	$9.81	$10.01

Investment operations:
Net investment income	0.22	0.21	0.23	0.27 (1)	0.23 (1)
Net realized and unrealized gain (loss) on investments	(0.08)	(0.04)	(0.10)	0.13	(0.19)
Total from investment operations	0.14	0.17	0.13	0.40	0.04

Less distributions from:
Net investment income	(0.22)	(0.22)	(0.24)	(0.29)	(0.24)
Net realized gains	—	—	—	—	—
Total distributions	(0.22)	(0.22)	(0.24)	(0.29)	(0.24)
Net asset value, end of year	$9.68	$9.76	$9.81	$9.92	$9.81

Total return	1.44%	1.71%	1.40%	4.08%	0.42%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$134,724	$120,752	$92,656	$72,433	$41,010

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.57%	0.60%	0.73%	0.84%	1.11%
After expense reimbursement/recoupment	0.65%	0.65%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets:
After expense reimbursement/recoupment	2.22%	2.13%	2.32%	2.71%	2.35%

Portfolio Turnover Rate	52%	69%	68%	33%	41%

(1)	Per share amounts calculated using average shares method.

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Financial Highlights

For a Fund share outstanding throughout the year

Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2018	2017	2016	2015	2014
Per Common Share Data

Net asset value, beginning of year	$15.61	$14.41	$14.94	$14.83	$14.97

Investment operations:
Net investment income	0.15	0.22	0.15	0.17	0.22
Net realized and unrealized gain (loss) on investments	1.87	1.91	(0.20)	1.58	3.26
Total from investment operations	2.02	2.13	(0.05)	1.75	3.48

Less distributions from:
Net investment income	(0.15)	(0.22)	(0.15)	(0.21)	(0.17)
Net realized gains	(2.32)	(0.71)	(0.33)	(1.43)	(3.45)
Total distributions	(2.47)	(0.93)	(0.48)	(1.64)	(3.62)
Net asset value, end of year	$15.16	$15.61	$14.41	$14.94	$14.83

Total return	12.76%	14.95%	-0.26%	12.01%	23.97%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$44,160	$46,611	$47,852	$51,102	$32,018

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	0.95%	0.92%	0.98%	1.07%	1.36%
After expense reimbursement/waiver	0.85%	0.85%	0.85%	0.85%	0.55%

Ratio of net investment income to average net assets:
After expense reimbursement/waiver	0.91%	1.39%	1.04%	1.19%	1.49%

Portfolio Turnover Rate	104%	114%	112%	95%	95%

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Financial Highlights

For a Fund share outstanding throughout each period

Institutional Class

			For The Period
			Inception(1)
	Year Ended	Year Ended	Through
	March 31,	March 31,	March 31,
	2018	2017	2016
Per Common Share Data

Net asset value, beginning of period	$11.21	$9.79	$10.00

Investment operations:
Net investment income	0.08	0.08	0.02
Net realized and unrealized gain (loss) on investments	1.15	1.40	(0.23)
Total from investment operations	1.23	1.48	(0.21)

Less distributions from:
Net investment income	(0.16)	(0.06)	—
Net realized gains	(0.11)	—	—
Total distributions	(0.27)	(0.06)	—
Net asset value, end of period	$12.17	$11.21	$9.79

Total return	10.99%	15.16%	-2.10	%(2)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$36,079	$2,345	$2,023

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.81%	10.97%	15.42	%(3)
After expense reimbursement/waiver	1.45%	1.45%	1.45	%(3)

Ratio of net investment income to average net assets:
After expense reimbursement/waiver	0.60%	0.81%	0.77	%(3)

Portfolio Turnover Rate	99%	107%	30	%(2)
(1)	Inception date of the Fund was December 21, 2015.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Financial Highlights

For a Fund share outstanding throughout the year

Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2018	2017	2016	2015	2014
Per Common Share Data

Net asset value, beginning of year	$15.23	$13.45	$14.11	$13.32	$11.34

Investment operations:
Net investment income	0.20	0.24	0.25	0.21	0.18
Net realized and unrealized gain (loss) on investments	1.01	2.26	(0.13)	1.00	2.00
Total from investment operations	1.21	2.50	0.12	1.21	2.18

Less distributions from:
Net investment income	(0.20)	(0.24)	(0.25)	(0.22)	(0.19)
Net realized gains	(1.95)	(0.48)	(0.53)	(0.20)	(0.01)
Total distributions	(2.15)	(0.72)	(0.78)	(0.42)	(0.20)
Net asset value, end of year	$14.29	$15.23	$13.45	$14.11	$13.32

Total return	7.36%	18.87%	1.11%	9.08%	19.32%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$50,135	$50,902	$46,137	$42,213	$30,603

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	0.90%	0.91%	1.01%	1.11%	1.57%
After expense reimbursement/waiver	0.85%	0.85%	0.85%	0.85%	0.85%

Ratio of net investment income to average net assets:
After expense reimbursement/waiver	1.28%	1.66%	1.82%	1.57%	1.55%

Portfolio Turnover Rate	61%	48%	67%	22%	5%

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Financial Highlights

For a Fund share outstanding throughout the year

Investor Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2018	2017	2016	2015	2014
Per Common Share Data

Net asset value, beginning of year	$17.24	$14.36	$16.44	$18.74	$16.74

Investment operations:
Net investment income	0.02	0.04	0.07	0.03	0.01
Net realized and unrealized gain (loss) on investments	1.35	2.90	(1.10)	0.13	4.63
Total from investment operations	1.37	2.94	(1.03)	0.16	4.64

Less distributions from:
Net investment income	(0.06)	(0.06)	(0.01)	(0.01)	(0.07)
Net realized gains	(1.19)	—	(1.04)	(2.45)	(2.57)
Total distributions	(1.25)	(0.06)	(1.05)	(2.46)	(2.64)
Net asset value, end of year	$17.36	$17.24	$14.36	$16.44	$18.74

Total return	7.98%	20.47%	-5.80%	0.74%	28.26%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$7,238	$9,772	$9,868	$15,933	$18,469

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.10%	1.10%	1.13%	1.14%	1.23%
After expense reimbursement/recoupment	1.10%	1.10%	1.13%	1.15%	1.24%

Ratio of net investment income to average net assets:
After expense reimbursement/recoupment	0.05%	0.14%	0.36%	0.15%	0.09%

Portfolio Turnover Rate	101%	106%	102%	102%	86%

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Financial Highlights

For a Fund share outstanding throughout the year

Institutional Class

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2018	2017	2016	2015	2014
Per Common Share Data

Net asset value, beginning of year	$17.51	$14.58	$16.65	$18.95	$16.89

Investment operations:
Net investment income	0.06	0.06	0.11	0.06	0.06
Net realized and unrealized gain (loss) on investments	1.37	2.97	(1.11)	0.14	4.69
Total from investment operations	1.43	3.03	(1.00)	0.20	4.75

Less distributions from:
Net investment income	(0.11)	(0.10)	(0.03)	(0.05)	(0.12)
Net realized gains	(1.19)	—	(1.04)	(2.45)	(2.57)
Total distributions	(1.30)	(0.10)	(1.07)	(2.50)	(2.69)
Net asset value, end of year	$17.64	$17.51	$14.58	$16.65	$18.95

Total return	8.21%	20.78%	-5.57%	1.01%	28.65%

Supplemental Data and Ratios
Net assets, at end of year (000’s)	$74,626	$72,171	$60,631	$79,765	$57,096

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.85%	0.85%	0.88%	0.89%	0.98%
After expense reimbursement/recoupment	0.85%	0.85%	0.88%	0.90%	0.99%

Ratio of net investment income to average net assets:
After expense reimbursement/recoupment	0.30%	0.39%	0.61%	0.40%	0.34%

Portfolio Turnover Rate	101%	106%	102%	102%	86%

See Notes to the Financial Statements

Great Lakes Funds

Notes to the Financial Statements
March 31, 2018

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Great Lakes Bond Fund (“Bond Fund”), Great Lakes Disciplined Equity Fund (“Disciplined Equity Fund”), Great Lakes Disciplined International Smaller Company Fund (“Disciplined International Smaller Company Fund”), Great Lakes Large Cap Value Fund (“Large Cap Value Fund”), and Great Lakes Small Cap Opportunity Fund (“Small Cap Opportunity Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series with their own investment objectives and policies within the Trust. The investment objective of each Fund is total return.  Additionally, the Bond Fund has an emphasis on current income.  The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The Bond Fund and Large Cap Value Fund commenced operations on September 28, 2012.  The Disciplined Equity Fund commenced operations on June 1, 2009, the Disciplined International Smaller Company Fund commenced operations on December 21, 2015, and the Small Cap Opportunity Fund commenced operations on December 5, 2008.  The Small Cap Opportunity Fund currently offers two classes of shares, the Investor Class and the Institutional Class.  Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class.  The Bond Fund, Disciplined Equity Fund, Disciplined International Smaller Company Fund and Large Cap Value Fund currently offer only Institutional Class shares.  The Funds may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and during the year ended March 31, 2018, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.  As of and during the year ended March 31, 2018, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. tax authorities for the tax years prior to the year ended March 31, 2015.

Security Transactions, Investment Income and Distributions – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2018

The Bond Fund will declare daily and pay monthly distributions of net investment income. The Large Cap Value Fund and the Disciplined Equity Fund will make distributions, if any, of net investment income quarterly. The Disciplined International Smaller Company Fund and the Small Cap Opportunity Fund will make distributions, if any, of net investment income annually. The Funds will also distribute net capital gains, if any, at least annually, typically during the month of December. The Funds may make additional distributions if deemed to be desirable any time during the year.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.

Reclassification of Capital Accounts – GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value (“NAV”) per share. For the year ended March 31, 2018, the following reclassifications were made:

	Accumulated	Accumulated
	Undistributed Net	Undistributed Net
	Investment Income	Realized Loss	Paid-In Capital
Bond Fund	$48,545	$(48,545)	$—
Disciplined Equity Fund	—	—	—
Disciplined International Smaller Company Fund	52,577	(52,577)	—
Large Cap Value Fund	—	—	—
Small Cap Opportunity Fund	—	—	—

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.  The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2018

directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Funds will not hold more than 15% of the value of their net assets in illiquid securities.  At March 31, 2018, the Disciplined Equity Fund had investments in illiquid securities with a total value of $388 or 0.0% of total net assets.

Information concerning illiquid securities is as follows:

Disciplined Equity Fund

Security	Shares	Dates Acquired	Cost Basis
Safeway PDC, LLC	12,910	1/2015	$—

Security Loans – When the Funds loan securities held in their portfolios, the Funds receive compensation in the form of fees, or retain a portion of the interest on the investment of any cash received as collateral.  The Funds also continue to receive dividends on the securities loaned.  The loans are secured by collateral at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any other loaned securities marked-to-market daily.  Loans shall be marked to market daily and the margin restored in the event collateralization is below 100% of the value of securities loaned.  Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds.  The Funds have the right under the lending agreement to recover the securities from the borrower on demand.  Currently only the Small Cap Opportunity Fund is eligible to participate in securities lending.  See Note 9.

3.  SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2018

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks and exchange traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Funds’ NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Funds will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Funds’ NAV in advance of the time the NAV is calculated.  In such cases, these securities are categorized in Level 2 of the fair value hierarchy.

On March 30, 2018, U.S. and certain other financial markets were closed, while some foreign markets were open. Price changes of securities were immaterial to the Funds. The Funds’ securities were valued as of the close of regular trading on the last day the New York Stock Exchange was open to maintain consistency with the Funds’ NAV calculations used for shareholder transactions.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their NAV per share and are categorized in Level 1 of the fair value hierarchy.

Fixed Income Securities – Asset-backed, corporate, mortgage-backed, municipal bonds, and U.S. government & agency securities are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Fixed income securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value each Fund’s securities as of March 31, 2018:

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2018

Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$84,369,864	$—	$84,369,864
Municipal Bonds	—	32,199,581	—	32,199,581
Commercial Mortgage-Backed Securities	—	8,748,962	—	8,748,962
U.S. Government Agency
Mortgage-Backed Securities	—	6,264,692	—	6,264,692
Investment Company	995,224	—	—	995,224
Money Market Fund	2,082,951	—	—	2,082,951
Total Investments	$3,078,175	$131,583,099	$—	$134,661,274

Disciplined Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$43,813,848	$—	$—	$43,813,848
Contingent Value Right	—	—	388	388
Money Market Fund	393,011	—	—	393,011
Total Investments	$44,206,859	$—	$388	$44,207,247

Disciplined International Smaller Company Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$5,410,477	$29,008,628	$—	$34,419,105
Money Market Fund	1,122,942	—	—	1,122,942
Total Investments	$6,533,419	$29,008,628	$—	$35,542,047

Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$47,506,625	$—	$—	$47,506,625
Money Market Fund	2,606,189	—	—	2,606,189
Total Investments	$50,112,814	$—	$—	$50,112,814

Small Cap Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$77,969,027	$—	$—	$77,969,027
Money Market Fund	4,305,604	—	—	4,305,604
Investment Purchased with Proceeds
from Securities Lending	3,355,893	—	—	3,355,893
Total Investments	$85,630,524	$—	$—	$85,630,524

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments
Disciplined Equity Fund	in Securities
Balance as of 3/31/2017	$13,732
Accrued discounts/ premiums	—
Realized gain (loss)	12,058
Change in net unrealized appreciation (depreciation)	(13,344)
Net purchases (sales)	(12,058)
Transfers into and/or out of Level 3	—
Balance as of 3/31/2018	$388
Net change in unrealized appreciation of Level 3 assets held as of March 31, 2018	$(242)

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2018

Transfers between levels are recognized at the end of the reporting period.  During the year ended March 31, 2018, the Disciplined International Smaller Company Fund transferred two securities with a value of $521,655 out of Level 1 and into Level 2 due to the use of international fair value pricing.  The Bond Fund, Disciplined International Smaller Company Fund, Large Cap Value Fund and Small Cap Opportunity Fund did not invest in any Level 3 investments during the year.  The Disciplined Equity Fund did hold a Level 3 investment during and at the end of the year, but it was deemed immaterial and does not require disclosure of valuation techniques and inputs used.  Refer to the Schedule of Investments for further information.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Great Lakes Advisors, LLC (“the Adviser”) to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
Bond Fund	0.40%
Disciplined Equity Fund	0.60%
Disciplined International Smaller Company Fund	1.00%
Large Cap Value Fund	0.60%
Small Cap Opportunity Fund	0.60%

The Funds’ Adviser has contractually agreed to waive its management fees and pay Fund expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed the following rates (based upon the average daily net assets of the Funds):

Fund	Investor Class	Institutional Class
Bond Fund	N/A	0.65%
Disciplined Equity Fund	N/A	0.85%
Disciplined International Smaller Company Fund	N/A	1.45%
Large Cap Value Fund	N/A	0.85%
Small Cap Opportunity Fund	1.24%	0.99%

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2018

Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Funds’ prospectus.  After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser.  During the year ended March 31, 2018, the Adviser was able to recoup expenses of $99,978 in the Bond Fund.  Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

	April 2018 –	April 2019 –	April 2020 –
Fund	March 2019	March 2020	March 2021
Bond Fund	$61,789	$—	$—
Disciplined Equity Fund	68,797	36,431	45,649
Disciplined International Smaller Company Fund	73,017	202,863	97,055
Large Cap Value Fund	72,917	30,363	24,064
Small Cap Opportunity Fund	—	—	—

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended March 31, 2018, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

5.  DISTRIBUTION AND SHAREHOLDER SERVICING FEES

The Small Cap Opportunity Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended March 31, 2018, the Fund’s Investor Class incurred the following expenses pursuant to the Plan:

Fund	Amount
Small Cap Opportunity Fund	$22,568

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2018

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Bond Fund		Disciplined Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2018	March 31, 2017	March 31, 2018	March 31, 2017
Institutional Class:
Shares sold	4,494,832	4,772,888	550,959	880,489
Shares issued in reinvestment
of distributions	94,140	69,009	229,045	121,287
Shares redeemed	(3,042,062)	(1,914,307)	(853,576)	(1,336,705)
Net increase (decrease)
in capital shares	1,546,910	2,927,590	(73,572)	(334,929)

	Disciplined International
	Smaller Company Fund		Large Cap Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2018	March 31, 2017	March 31, 2018	March 31, 2017
Institutional Class:
Shares sold	2,902,153	4,123	668,632	800,230
Shares issued in reinvestment
of distributions	49,268	61	249,404	82,812
Shares redeemed	(197,235)	(1,509)	(752,283)	(971,471)
Net increase (decrease)
in capital shares	2,754,186	2,675	165,753	(88,429)

	Small Cap Opportunity Fund
	Year Ended	Year Ended
	March 31, 2018	March 31, 2017
Investor Class:
Shares sold	2,684	25,449
Shares issued in reinvestment
of distributions	35,468	1,967
Shares redeemed	(187,966)	(147,818)
Net decrease	(149,814)	(120,402)
Institutional Class:
Shares sold	1,018,648	919,758
Shares issued in reinvestment
of distributions	195,385	17,243
Shares redeemed	(1,106,635)	(973,685)
Net increase (decrease)	107,398	(36,684)
Net decrease in capital shares	(42,416)	(157,086)

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2018

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Funds for the year ended March 31, 2018, were as follows:

	U.S. Government Securities		Other
Fund	Purchases	Sales	Purchases	Sales
Bond Fund	$19,333,278	$22,878,345	$53,693,119	$39,710,718
Disciplined Equity Fund	—	—	46,376,009	53,912,506
Disciplined International
Smaller Company Fund	—	—	54,513,318	24,290,360
Large Cap Value Fund	—	—	29,875,593	34,075,191
Small Cap Opportunity Fund	—	—	73,785,178	79,734,842

8.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at March 31, 2018, were as follows:

	Aggregate Gross	Aggregate Gross	Net Appreciation	Federal Income
Fund	Appreciation	Depreciation	(Depreciation)	Tax Cost
Bond Fund	$488,398	$(2,185,129)	$(1,696,731)	$136,358,005
Disciplined Equity Fund	5,379,307	(982,909)	4,396,398	39,810,849
Disciplined International
Smaller Company Fund	2,823,457	(1,621,910)	1,201,547	34,340,500
Large Cap Value Fund	6,079,930	(2,826,866)	3,253,064	46,859,750
Small Cap Opportunity Fund	7,544,193	(2,763,798)	4,780,395	80,850,129

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the differences in tax treatment of wash sales and passive foreign investment company income.

At March 31, 2018, the components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other	Unrealized	Total
	Ordinary	Long-Term	Accumulated	Appreciation	Accumulated
Fund	Income	Capital Gains	Losses	(Depreciation)	Gains (Losses)
Bond Fund	$139,030	$—	$(961,026)	$(1,696,731)	$(2,518,727)
Disciplined Equity Fund	661,635	1,282,109	—	4,396,398	6,340,142
Disciplined International
Smaller Company Fund	335,215	51,341	(952)	1,201,547	1,587,151
Large Cap Value Fund	530,345	3,150,348	—	3,253,064	6,933,757
Small Cap Opportunity Fund	1,983,477	2,962,952	—	4,780,395	9,726,824

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2018

As of March 31, 2018, the Funds’ had the following in capital loss carryovers, which will be permitted to be carried over for an unlimited period:

Fund	Short-Term	Long-Term
Bond Fund	$—	$779,489
Disciplined Equity Fund	—	—
Disciplined International Smaller Company Fund	—	—
Large Cap Value Fund	—	—
Small Cap Opportunity Fund	—	—

During the year ended March 31, 2018, the Bond Fund utilized unlimited capital loss carryovers of $340,314. The Disciplined Equity Fund, the Disciplined International Smaller Company Fund, the Large Cap Value Fund and the Small Cap Opportunity Fund did not utilize any capital loss carryovers during the year ended March 31, 2018.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of each Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable year ended March 31, 2018, the Funds do not plan to defer any late year losses.

The tax character of distributions paid during the year ended March 31, 2018, was as follows:

Fund	Ordinary Income*	Long-Term Capital Gains**	Total
Bond Fund	$2,867,831	$—	$2,867,831
Disciplined Equity Fund	3,458,751	3,246,468	6,705,219
Disciplined International Smaller Company Fund	527,828	121,283	649,111
Large Cap Value Fund	993,580	5,845,122	6,838,702
Small Cap Opportunity Fund	5,017,159	404,523	5,421,682

The tax character of distributions paid during the year ended March 31, 2017, was as follows:

Fund	Ordinary Income*	Long-Term Capital Gains**	Total
Bond Fund	$2,295,886	$—	$2,295,886
Disciplined Equity Fund	1,458,798	1,645,692	3,104,490
Disciplined International Smaller Company Fund	9,006	3,154	12,160
Large Cap Value Fund	837,831	1,693,846	2,531,677
Small Cap Opportunity Fund	464,795	—	464,795

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.
**
The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(C), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2018.

9.  SECURITIES LENDING

Following the terms of a securities lending agreement with the Funds’ Custodian, the Funds may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2018

105% of the value of the loaned securities that are foreign securities or 102% of the value of any other loaned securities marked-to-market daily.  Loans shall be marked to market daily and the margin restored in the event the collateralization is below 100% of the value of the securities loaned. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, relevant facts dealer or financial institution.  Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and that Fund may therefore lose the opportunity to sell the securities at a desirable price.  Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the applicable Fund.  Currently only the Small Cap Opportunity Fund is eligible to participate in securities lending.  As of March 31, 2018, the Small Cap Opportunity Fund had securities on loan with a value of $3,254,484 and collateral value of $3,355,893.

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act).  The remaining contractual maturity of all securities lending transactions is overnight and continuous.  The Funds are not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required.  The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations.

10.  PRINCIPAL RISKS – DISCIPLINED INTERNATIONAL SMALLER COMPANY FUND

Currency Risk – When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Other countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets at risk of total loss. Currency risks may be greater in emerging and frontier market countries than in developed market countries.

Emerging Markets Risk – Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

Foreign Securities Risk – Investing in foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2018

11.  SECTOR RISK

As of March 31, 2018, the Disciplined Equity Fund had a significant portion of its assets invested in the information technology sector. The information technology sector may be more sensitive to short product cycles, competition and aggressive pricing than the overall market. The Large Cap Value Fund had a significant portion of its assets invested in the financials sector.  The financials sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, and consumer confidence spending.  The Small Cap Opportunity Fund had a significant portion of its assets invested in the industrials sector.  The industrials sector may be more greatly impacted by adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities.

12.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of March 31, 2018, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Bond Fund	Lafoba & Co.	65.34%
	Wells Fargo Clearing	30.78%
Disciplined Equity Fund	Lafoba & Co.	42.91%
	Wells Fargo Clearing	32.50%
Disciplined International
Smaller Company Fund	Wells Fargo Clearing	91.79%
Large Cap Value Fund	Lafoba & Co.	40.35%
	Wells Fargo Clearing	26.21%
Small Cap Opportunity Fund	Wells Fargo Clearing	46.05%

Great Lakes Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of Great Lakes Funds and
  Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Great Lakes Bond Fund, Great Lakes Disciplined Equity Fund, Great Lakes Disciplined International Smaller Company Fund, Great Lakes Large Cap Value Fund, and Great Lakes Small Cap Opportunity Fund (the “Great Lakes Funds” or the “Funds”), each a series of Managed Portfolio Series, as of March 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended March 31, 2015, and prior, were audited by other auditors whose report dated May 28, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 25, 2018

Great Lakes Funds

Additional Information (Unaudited)
March 31, 2018

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Great Lakes Advisors, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 20-21, 2018, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Great Lakes Advisors, LLC (“Great Lakes” or the “Adviser”) regarding the Great Lakes Bond Fund, the Great Lakes Large Cap Value Fund, the Great Lakes Disciplined Equity Fund, the Great Lakes Small Cap Opportunity Fund and the Great Lakes Disciplined International Smaller Company Fund (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 9, 2018, the Trustees received and considered information from Great Lakes and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for their consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by Great Lakes with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Great Lakes; (3) the costs of the services provided by Great Lakes and the profits realized by Great Lakes from services rendered to the Fund;  (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Great Lakes resulting from its relationship with the Funds.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Fund.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Great Lakes, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Great Lakes set forth in the Investment Advisory Agreement, as it relates to each Fund, continue to be fair and reasonable in light of the services that Great Lakes performs, the investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement as it relates to each Fund are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Great Lakes provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include, but are not limited to, the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of, and

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2018

the timing of such transactions; (3) voting all proxies with respect to the Funds’ portfolio securities; (4) maintaining the required books and records for transactions that Great Lakes effects on behalf of the Funds; (5) selecting broker-dealers to execute orders on behalf of the Funds; (6) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees noted Great Lakes’ strong capitalization, its assets under management, and the fact that Great Lakes is a wholly-owned subsidiary of Wintrust Financial Corporation, a financial services holding company.  The Trustees then considered the Funds’ portfolio managers and noted each portfolio manager’s extensive portfolio management and security research and analysis experience.  The Trustees further noted that the Great Lakes Large Cap Value Fund had recently  added a new, experienced portfolio manager. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Great Lakes provides to each of the Funds under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Great Lakes.  In assessing the quality of the portfolio management delivered by Great Lakes, the Trustees considered the short-term and long-term performance of each Fund on both an absolute basis and in comparison to an appropriate benchmark index, each Fund’s respective peer funds according to Morningstar classifications, and each Fund’s respective composite of separate accounts that Great Lakes manages utilizing a similar investment strategy.  When comparing each Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from the funds in the peer group.

•
Great Lakes Bond Fund.  The Trustees noted the Fund had outperformed its peer group median and average for the year-to-date, one-year, three-year and five-year periods ended October 31, 2017. The Trustees also noted that the Fund had outperformed its benchmark index over the same periods. The Trustees also considered that the Fund had achieved positive total returns since inception and observed that the Fund’s performance generally tracked the performance of a composite of Great Lakes’ similarly managed accounts over all relevant time periods.

•
Great Lakes Disciplined Equity Fund.  The Trustees noted the Fund had underperformed the peer group median and average for the year-to-date and one-year periods ended October 31, 2017, but outperformed the peer group median and average over the three-year and five-year periods ended October 31, 2017.  The Trustees also observed that the Fund trailed its benchmark across all relevant periods ended October 31, 2017.  The Trustees considered that the Fund had achieved positive total returns since inception and also observed that the Fund’s performance was consistent with the performance of a composite of Great Lakes’ similarly managed accounts over all relevant time periods.

•
Great Lakes Disciplined International Smaller Company Fund.  The Trustees noted that the Fund had underperformed its peer group median and average for the year-to-date and one-year periods ended October 31, 2017.  The Trustees noted that over the same periods, the Fund had also underperformed its benchmark index. The Trustees considered that the Fund had achieved positive total returns since its inception on December 21, 2015 and observed that limited conclusions could be drawn from such a short period of performance.

•
Great Lakes Large Cap Value Fund.  The Trustees noted that the Fund had outperformed its peer group median and average for the year-to-date, one-year, three-year and five-year periods ended October 31, 2017.  The Trustees also observed that over the same periods the Fund had outperformed its benchmark index.  The Trustees also considered that the Fund had achieved positive returns for each relevant period since inception.

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2018

The Trustees also observed that the Fund’s performance was consistent with the performance of a composite of Great Lakes’ similarly managed accounts over all relevant time periods.

•
Great Lakes Small Cap Opportunity Fund. The Trustees noted that the Fund had underperformed its peer group median and average for the year-to-date, one-year, three-year and five-year periods ended October 31, 2017. The Trustees noted that the Fund had also underperformed its benchmark index over the same periods.  The Trustees also considered that the Fund had achieved positive total returns for all relevant periods since inception. The Trustees also observed that the Fund’s performance was consistent over the longer-term with the performance of a composite of Great Lakes’ similarly managed accounts over all relevant time periods.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that each Fund pays to Great Lakes under the Investment Advisory Agreement, as well as Great Lakes’ profitability from services that it rendered to each Fund during the 12 month period ended September 30, 2017. In that regard, the Trustees considered the effect of an expense limitation agreement on Great Lakes’ compensation and that Great Lakes has contractually agreed to reduce its advisory fees and, if necessary, reimburse each Fund for operating expenses, as specified in the Funds’ prospectus.  With respect to the Great Lakes Disciplined International Smaller Company Fund, the Trustees noted that after giving effect to the expense limitation agreement the relationship had not been profitable to Great Lakes during the 12-month period ended September 30, 2017.  The Trustees noted that the relationship with the other Great Lakes Funds had been profitable.  The Trustees then considered that the management fees that Great Lakes  charges to separately managed fee-paying accounts with similar investment strategies to that of the Great Lakes Large Cap Value Fund, Great Lakes Bond Fund and Great Lakes Disciplined Equity Fund are generally lower than the management fee for the corresponding Fund. The Trustees observed that Great Lakes does not manage other accounts utilizing a similar investment strategy to that of the Great Lakes Disciplined International Smaller Company Fund for purposes of conducting a management fee comparison and that the fee charged to accounts utilizing a similar investment strategy to the Great Lakes Small Cap Opportunity Fund is higher than the fee charged to the Fund.  The Trustees took into account that Great Lakes has additional responsibilities with respect to the Funds, including additional compliance obligations, greater cash management responsibilities and increased trading.  The Trustees concluded that Great Lakes’ service relationship with the Great Lakes Disciplined International Smaller Company Fund was not profitable to Great Lakes but that the relationships with the other Funds yield a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by the Funds and those of funds in corresponding Morningstar peer group.  The Trustees noted:

•
Great Lakes Bond Fund.  The Fund’s management fee was equal to the peer group median and slightly above the peer group average.  The total expenses of the Fund (after fee waivers and expense reimbursements) were above the peer group median and average total expenses. Additionally, when limited to comparably-sized funds, the Fund’s total expenses were above the peer group median and average.

•
Great Lakes Disciplined Equity Fund.  The Fund’s management fee was lower than the peer group median and average.  The total expenses of the Fund (after fee waivers and expense reimbursements) were below the peer group median and average total expenses.

•	Great Lakes Disciplined International Smaller Company Fund. The Fund’s management fee was above the peer group median and average. When the peer group was limited to comparably-sized funds, the Fund’s

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2018

management fee was equal to the peer group median and average. The Fund’s average total expenses were above the peer group median and average expenses.

•
Great Lakes Large Cap Value Fund.  The Fund’s management fee was lower than the peer group median and average management fees.  The total expenses of the Fund (after fee waivers and expense reimbursements) were lower than the peer group median and average total expenses.

•
Great Lakes Small Cap Opportunity Fund.  The Fund’s management fee was significantly lower than the peer group average and median management fees. The total expenses of the Fund’s Institutional and Investor Classes (after fee waivers and expense reimbursements) were each lower than the peer group median and average total expenses.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Great Lakes’ advisory fee with respect to each Fund continue to be reasonable.

Economies of Scale.  The Trustees considered whether the Funds would benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints.  The Trustees took into account the fact that Great Lakes had agreed to consider breakpoints in the future in response to asset growth in each of the Funds, but had also expressed some reservation about doing so for the Great Lakes Small Cap Opportunity Fund because of concerns about potential capacity constraints associated with the Fund’s strategy of investing in small cap stocks.  The Trustees noted that given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser and its affiliates from the Adviser’s relationship with the Funds. The Trustees considered the extent to which Great Lakes utilizes soft dollar arrangements with respect to portfolio transactions of the Funds. The Trustees noted that Great Lakes does not use affiliated brokers to execute the portfolio transactions of the Funds.  While the Trustees noted the Great Lakes Small Cap Opportunity Fund utilizes Rule 12b-1 fees to pay for shareholder and distribution services performed on behalf of each Fund, the Trustees observed that distribution expenses that Great Lakes incurred significantly exceed any Rule 12b-1 payments from such Fund.  The Trustees considered that Great Lakes may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Great Lakes does not receive any additional material benefits from its relationship with the Funds.

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2018

TRUSTEES AND OFFICERS

		Term of	Number of		Other
		Office and	Portfolios		Directorships
	Position(s)	Length of	in Trust		Held by
Name, Address	Held with	Time	Overseen	Principal Occupation(s)	Trustee During
and Year of Birth	the Trust	Served	by Trustee	During the Past Five Years	the Past Five Years

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite	37	Retired, Chief Financial Officer,	Independent Trustee,
615 E. Michigan St.	Independent	Term; Since		Robert W. Baird & Co. Incorporated	ETF Series Solutions
Milwaukee, WI 53202	Trustee	April 2011		(2000-2011).	(29 Portfolios)
Year of Birth: 1946	and Audit				(2012-Present);
	Committee				Director, Anchor
	Chairman				Bancorp Wisconsin,
Inc. (2011-2013).

David A. Massart	Trustee	Indefinite	37	Co-Founder and Chief Investment	Independent Trustee,
615 E. Michigan St.	and	Term; Since		Strategist, Next Generation Wealth	ETF Series Solutions
Milwaukee, WI 53202	Valuation	April 2011		Management, Inc. (2005-Present).	(29 Portfolios)
Year of Birth: 1967	Committee				(2012-Present).
Chairman

David M. Swanson	Trustee	Indefinite	37	Founder and Managing Principal,	Independent Trustee,
615 E. Michigan St.		Term; Since		SwanDog Strategic Marketing,	ALPS Variable
Milwaukee, WI 53202		April 2011		LLC (2006-Present).	Investment Trust
Year of Birth: 1957					(11 Portfolios)
(2006-Present);
Independent Trustee,
RiverNorth
Opportunities
Closed-End Fund
(2015-Present).

Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	37	Executive Vice President, U.S. Bancorp	None
615 E. Michigan St.	and Trustee	Term; Since		Fund Services, LLC (1994-Present).
Milwaukee, WI 53202		January 2011
Year of Birth: 1958
*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was an interested person of Quasar Distributors, LLC, an affiliate of the Administrator.

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2018

		Term of	Number of		Other
		Office and	Portfolios		Directorships
	Position(s)	Length of	in Trust		Held by
Name, Address	Held with	Time	Overseen	Principal Occupation(s)	Trustee During
and Year of Birth	the Trust	Served	by Trustee	During the Past Five Years	the Past Five Years

Officers

James R. Arnold	President and	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Principal	Term; Since		Fund Services, LLC (2002-Present).
Milwaukee, WI 53202	Executive	January 2011
Year of Birth: 1957	Officer

Deborah Ward	Vice President,	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Chief	Term; Since		Fund Services, LLC (2004-Present).
Milwaukee, WI 53202	Compliance	April 2013
Year of Birth: 1966	Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer and	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	Principal	Term; Since		Services, LLC (2005-Present).
Milwaukee, WI 53202	Financial	January 2011
Year of Birth: 1973	Officer

Thomas A. Bausch, Esq.	Secretary	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.		Term; Since		Fund Services, LLC (2016-Present);
Milwaukee, WI 53202		November 2017		Associate, Godfrey & Kahn S.C.
Year of Birth: 1979				(2012-2016).

Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services, LLC (2005-Present).
Milwaukee, WI 53202		September 2012
Year of Birth: 1973

Benjamin Eirich	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services, LLC (2008-Present).
Milwaukee, WI 53202		May 2016
Year of Birth: 1981

Doug Schafer	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services, LLC (2002-Present).
Milwaukee, WI 53202		May 2016
Year of Birth: 1970

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  Each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, each Fund’s Form N-Q is available without charge upon request by calling 1-855-278-2020.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-278-2020.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-855-278-2020, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended March 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund
Bond Fund	0.00%
Disciplined Equity Fund	32.72%
Disciplined International Smaller Company Fund	52.86%
Large Cap Value Fund	93.20%
Small Cap Opportunity Fund	16.82%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2018, was as follows:

Fund
Bond Fund	0.00%
Disciplined Equity Fund	32.15%
Disciplined International Smaller Company Fund	0.00%
Large Cap Value Fund	87.84%
Small Cap Opportunity Fund	16.78%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Fund
Bond Fund	0.00%
Disciplined Equity Fund	88.21%
Disciplined International Smaller Company Fund	28.61%
Large Cap Value Fund	35.38%
Small Cap Opportunity Fund	91.33%

(This Page Intentionally Left Blank.)

Great Lakes Funds

PRIVACY NOTICE (UNAUDITED)
The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Great Lakes Advisors, LLC
231 South LaSalle Street, 4th Floor
Chicago, Illinois  60604

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, Wisconsin  53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania  19103

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-855-278-2020.

GK-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Funds’ tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended March 31, 2017 and March 31, 2018, the Funds’ principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2018	FYE 3/31/2017
Audit Fees	$62,500	$60,500
Audit-Related Fees	$0	$0
Tax Fees	$15,000	$15,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. for the fiscal years ended March 31, 2017 and March 31, 2018, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2018	FYE 3/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2018	FYE 3/31/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    June 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    June 6, 2018

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    June 6, 2018

* Print the name and title of each signing officer under his or her signature.